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Filed pursuant to Rule 497(h).
File Number:  33-82894.



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          ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.

               STATEMENT OF ADDITIONAL INFORMATION

                         March 22, 2002

         Alliance National Municipal Income Fund, Inc., a
Maryland corporation (the "Fund"), is a recently organized, diversified, closed-end management investment company.

         This Statement of Additional Information ("SAI") relating to the Fund's Auction Preferred Shares, Series M, Auction Preferred Shares, Series T, Auction Preferred Shares, Series W and Auction Preferred Shares, Series TH, par value $.001 per share,(referred to together in this SAI as "Preferred Shares") is not a prospectus, but should be read in conjunction with the Fund's prospectus dated March 22, 2002 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 227-4618. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's ("SEC") web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus or the Articles Supplementary attached as Appendix A (the "Articles").

                        TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT RESTRICTIONS

MANAGEMENT OF THE FUND

PORTFOLIO TRANSACTIONS

NET ASSET VALUE

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS

DESCRIPTION OF SHARES

CERTAIN PROVISIONS IN THE CHARTER

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

TAX MATTERS




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EXPERTS

REGISTRATION STATEMENT

FINANCIAL STATEMENTS

APPENDIX A - Articles Supplementary                           A-1

APPENDIX B - Bond Ratings                                     B-1

APPENDIX C - Futures Contracts and Related Options            C-1

This Statement of Additional Information is dated March 22, 2002



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                INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

Municipal Bonds

         Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by an issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. They are payable from such issuer's general revenues and not from any particular source. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

         The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary or defensive periods (e.g., times when Alliance believes that temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. See "--Short-Term Investments/Temporary Defensive Strategies."

         Also included within the general category of municipal bonds in which the Fund may invest are participations in lease


                                2



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obligations or installment purchase contract obligations of municipal authorities or entities ("Municipal Lease Obligations"). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a Municipal Lease Obligation, the Fund will consider all relevant factors including the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipal bonds. The Fund may also purchase unrated lease obligations if determined by Alliance to be of comparable quality to rated securities in which the Fund is permitted to invest.

         Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request- -usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

         The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share


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price of the Fund.  The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

         Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this SAI) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, determined by Alliance to be of comparable quality), or change in the percentage of the Fund's assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of a particular investment. In determining whether to sell such a security, Alliance may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that ratings services assign different ratings to the same security, Alliance will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         Municipal bonds are subject to credit and market risk.
Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

         The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell municipal bonds due to changes in Alliance's evaluation of the issuer. The secondary market for municipal bonds typically

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has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

         Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

Short-Term Investments/Temporary Defensive Strategies

         For temporary or for defensive purposes, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments that are U.S. Government securities or securities rated within the highest grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service ("S&P") or Fitch, Inc. ("Fitch"), and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix B for a

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general description of Moody's, S&P's and Fitch's ratings of securities in such categories. The Fund's taxable short-term investments may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in taxable short-term investments, the Fund may not achieve its investment objective of providing current income exempt from federal income tax.

Other Municipal Securities

         Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, and use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-Exempt Commercial Paper ("Municipal Paper") is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

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         While the various types of notes described above as a
group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

High Yield Securities ("Junk Bonds")

         Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated below investment grade are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions that could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics.
Municipal bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

         High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. Market prices of high yield securities structured as zero-coupon bonds are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Alliance seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher-grade

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securities.  Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Alliance's research and analysis when investing in high yield securities. Alliance seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto.
The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Alliance does not rely solely on credit ratings when selecting securities for the Fund and develops its own independent analysis of issuer credit quality.

Variable and Floating Rate Securities

         Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

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Derivative Instruments

         The Fund may enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options"). The Fund also may enter into swap agreements with respect to interest rates and indexes of securities. While the Fund does not currently intend to utilize any of these types of derivative instruments, it reserves the flexibility to use these techniques under appropriate circumstances and without limitation, except as described herein. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also determine to use those instruments.

         The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Alliance to forecast interest rates and other economic factors correctly. If Alliance incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If Alliance incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

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Futures Contracts and Options on Futures Contracts

         While the Fund does not currently intend to do so, it may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government or securities or contracts based on financial indices, including an index of municipal securities or U.S. Government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased, and futures contracts purchased or sold, by the Fund will be traded on U.S. exchanges. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by the Fund or adversely affect the prices of securities which a Fund intends to purchase at a later date.

         The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures the Fund will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If Alliance were to forecast incorrectly, the Fund might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Fund's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Fund owns or intends to purchase, or general interest rate movements.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix C.

Risks Associated with Futures and Futures Options

         There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures may not vary in direct proportion to the value of the Fund's holdings of municipal bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Interest Rate Transactions (Swaps, Caps, and Floors)

         While the Fund does not currently intend to do so, it may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

         The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the Fund. The Fund may also enter into these transactions to protect against price increases of securities Alliance anticipates purchasing for the Fund at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

    Interest rate swaps, caps and floors may be entered into on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain in a segregated account with the custodian the full amount, accrued daily, of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Fund would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Alliance has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Fund's obligations with respect to any caps or floors.

         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If Alliance were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if Alliance is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         Interest rate swap transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

Repurchase Agreements

         While the Fund does not currently intend to do so, it may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements would permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. In addition, the Fund will require continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. The Fund's current practice would be to enter into repurchase agreements only with such primary dealers.

Illiquid Securities

         The Fund may invest in illiquid securities. Illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Illiquid securities generally include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.

         Rule 144A under the Securities Act permits a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such Fund securities. Alliance, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, Alliance will consider, among others, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Portfolio Trading and Turnover Rate

         Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Alliance believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

         A change in the securities held by the Fund is known as "portfolio turnover." Alliance manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Other Investment Companies

         The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of Preferred Shares, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when Alliance believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Alliance or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management and other fees with respect to assets so invested. Holders of Preferred Shares ("Preferred Shareholders") would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund's Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Alliance will consider all relevant factors including expenses and leverage when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments.

When-Issued, Delayed Delivery and Forward Commitment Transactions

         The Fund may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by the Fund and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell municipal bonds which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a municipal security held by the Fund and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

         When-issued municipal securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. At the time the Fund makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No forward commitments will be made by the Fund if, as a result, more than 10% of the value of such Fund's total assets would be committed to such transactions.

Zero Coupon Bonds

         The Fund may invest in zero coupon bonds, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Even though the Fund does not receive any interest on zero coupon bonds during their life, the Fund accrues income with respect to such bonds and thus may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay dividends in amounts necessary to avoid unfavorable tax consequences. The market prices of zero coupon bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

General

         The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover may not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options on futures contracts, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. No assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in futures or other types of derivative transactions may be limited by tax considerations.

                     INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

         Unless specified to the contrary, the Fund cannot change its investment objective or fundamental policies without the approval of the holders of a "majority of the outstanding" voting shares of the Fund and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or
(ii) more than 50% of such shares, whichever is less. The Fund may not:

         (1) Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

         (2) Purchase or sell real estate, although it may purchase securities(including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

         (3) Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; or (ii) the use of repurchase agreements.

         (4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         (5) Borrow money or issue any senior security, except in accordance with provisions of the 1940 Act and specifically the Fund may (a) borrow from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act; and (b) issue Preferred Shares with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption as are determined by the Fund's Board of Directors, if after such issuance there is asset coverage of at least 200% as defined in the 1940 Act.

         (6) Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure permitted borrowings, (ii) in connection with initial and variation margin deposits relating to futures contracts and (iii) any segregated accounts established in accordance with its investment objective and policies.

         (7) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

         The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industries (such as different types of utilities).

                     MANAGEMENT OF THE FUND

Board of Director Information

         The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                 PORTFOLIOS
                           PRINCIPAL             IN FUND               OTHER
                           OCCUPATIONS(S)        COMPLEX               DIRECTORSHIPS
                           DURING PAST           OVERSEEN BY           HELD BY
Name, Address and Age      5 YEARS               DIRECTOR              DIRECTOR
of Director                --------              ----------            -------------
---------------------

INTERESTED DIRECTOR**
                           President, Chief        114                 None
1345 Avenue of the         Operating Officer
Americas, New York, NY     and a Director of
10105                      ACMC, with which he
                           has been associated
                           since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,     Formerly an             87                  Ecolab Incorp.
P.O. Box 4623,        Executive Vice                              (specialty
Stamford, CT 06903    President and the                           chemicals);
                      Chief Insurance                             BP Amoco Corp. (oil
                      Officer of The                              and gas)
                      Equitable Life
                      Assurance Society of
                      the United States;
                      Chairman and Chief
                      Executive Officer of
                      Evlico; a Director
                      of Avon, Tandem
                      Financial Group and
                      Donaldson, Lufkin &
                      Jenrette Securities
                      Corporation.  She is
                      currently a Director
                      of Ecolab
                      Incorporated
                      (specialty
                      chemicals) and BP


                               21




                      Amoco Corporation
                      (oil and gas).


David H. Dievler,#+   Independent             94                  None
72,                   consultant.  Until
P.O. Box 167, Spring  December 1994,
Lake,                 Senior Vice
New Jersey 07762      President of ACMC
                      responsible for
                      mutual fund
                      administration.
                      Prior to joining
                      ACMC in 1984, Chief
                      Financial Officer of
                      Eberstadt Asset
                      Management since
                      1968.  Prior to
                      that, Senior Manager
                      at Price Waterhouse
                      & Co.  Member of
                      American Institute
                      of Certified Public
                      Accountants since
                      1953.


John H. Dobkin,#+     Consultant.             91                  None
60,                   Currently, President
P.O. Box 12,          of the Board of Save
Annandale, New York   Venice, Inc.
12504                 (preservation
                      organization).
                      Formerly a Senior
                      Advisor from June
                      1999 - June 2000 and
                      President from
                      December 1989 - May
                      1999 of Historic
                      Hudson Valley
                      (historic
                      preservation).
                      Previously, Director
                      of the National
                      Academy of Design.
                      During 1988-92,
                      Director and
                      Chairman of the
                      Audit Committee of
                      ACMC.



                               22





William H. Foulk,     Investment Adviser      110                 None
Jr.,#+ 69, Room 100,  and an independent
2 Greenwich Plaza,    consultant.
Greenwich,            Formerly Senior
Connecticut 06830     Manager of Barrett
                      Associates, Inc., a
                      registered
                      investment adviser,
                      with which he had
                      been associated
                      since prior to 1997.
                      Formerly Deputy
                      Comptroller of the
                      State of New York
                      and, prior thereto,
                      Chief Investment
                      Officer of the New
                      York Bank for
                      Savings.


Dr. James             President of the        81                  None
Hester,#+77 The       Harry Frank
Harry Frank           Guggenheim
Guggenheim            Foundation, with
Foundation, 527       which he has been
Madison Avenue, New   associated since
York, NY 10022-4301   prior to 1997.  He
                      was formerly
                      President of New
                      York University and
                      the New York
                      Botanical Garden,
                      Rector of the United
                      Nations University
                      and Vice Chairman of
                      the Board of the
                      Federal Reserve Bank
                      of New York.


Clifford L.           Member of the law       91                  Placer Dome, Inc.
Michel,#+ 62,         firm of Cahill                              (mining)
St. Bernard's Road,   Gordon & Reindel,
Gladstone,            with which he has
New Jersey 07934      been associated
                      since prior to 1997.
                      President and Chief
                      Executive Officer of
                      Wenonah Development


                               23




                      Company
                      (investments) and a
                      Director of Placer
                      Dome, Inc. (mining).


Donald J.             Senior Counsel to       103                 None
Robinson,#+ 67,       the law firm of
98 Hell's Peak Road,  Orrick, Herrington &
Weston, Vermont       Sutcliffe LLP since
05161                 January 1997.
                      Formerly a senior
                      partner and a member
                      of the Executive
                      Committee of that
                      firm.  Member of the
                      Municipal Securities
                      Rulemaking Board and
                      a Trustee of the
                      Museum of the City
                      of New York.


________________
*    There is no stated term of office for the Fund's Directors.
**   Mr. Carifa is an "interested director", as defined in the
     1940 Act, due to his position as President and Chief
     Operating Officer of ACMC, the Fund's investment adviser.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

         The Fund's Board of Directors has two standing committees of the Board - an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by stockholders for election as Directors.

         In approving the Fund's investment advisory agreement ("Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services to be provided by the Adviser and the reasonableness of the fees to be charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of

Directors with experienced counsel that is independent of the Adviser.

         The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained as directors of other investment companies in the Alliance Fund Complex, including the scope and quality of the Adviser's in-house research capability, other resources dedicated to performing its services and the quality of its administrative and other services.

         In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees of the Fund to those of competitive funds and other funds with similar investment objectives. The Directors also considered the Adviser's voluntary agreement to waive a portion of its fees or reimburse a portion of the Fund's expenses for the first nine full years of its operations, and to pay a portion of the Fund's organizational and offering costs. For these purposes, the Directors took into account not only the fees payable by the Fund, but also so-called "fallout benefits" to the Adviser, such as the proposed engagement of an affiliate of the Adviser to provide shareholder inquiry services to the Fund and that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands and complexity of the investment management of the Fund.

         The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems of the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the proposed policies and procedures of the Adviser with respect to the execution of portfolio transactions.

         No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to approve the Advisory Agreement, including the fees to be charged for services thereunder.

         The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the Alliance Fund Complex is set forth below.

                            Dollar Range of       Aggregate Dollar Range
                           Equity Securities      of Equity Securities in
                           in the Fund as of     the Alliance Fund Complex
                           December 31, 2001      as of December 31, 2001
                           -----------------    --------------------------

John D. Carifa                   $0                 over $100,000
Ruth Block                       $0                 over $100,000
David H. Dievler                 $0                 over $100,000
John H. Dobkin                   $0                 over $100,000
William H. Foulk, Jr.            $0                 over $100,000
Dr. James Hester                 $0                 over $100,000
Clifford L. Michel               $0                 over $100,000
Donald J. Robinson               $0                 over $100,000

Officer Information

Certain information concerning the Fund's officers is set forth below.

Name, Address,*            Position(s) Held        Principal Occupation(s)
and (Age)                      with Fund             During Past 5 Years
---------------             ---------------        -----------------------

John D. Carifa, (56)         Chairman and President  President, Chief
                                                     Operating Officer and
                                                     Director of ACMC,** with
                                                     which he has been
                                                     associated since prior to
                                                     1997.

David M. Dowden, (36)        Vice President          Vice President of ACMC,**
                                                     with which he has been
                                                     associated since 1997.

Terrence T. Hults, (35)      Vice President          Vice President of ACMC,**
                                                     with which he has been
                                                     associated since prior to
                                                     1997.

Edmund P. Bergan, Jr., (51)  Secretary               Senior Vice President and
                                                     the General Counsel of
                                                     Alliance Fund
                                                     Distributors, Inc.
                                                     ("AFD")** and AGIS**,
                                                     with which he has been
                                                     associated since prior to
                                                     1997.

Mark D. Gersten, (51)        Treasurer and Chief
                             Financial Officer       Senior Vice President of
                                                     AFD** and Senior Vice
                                                     President of AGIS,** with
                                                     which he has been
                                                     associated since prior to
                                                     1997.

Thomas R. Manley, (50)       Controller              Vice President of ACMC,**
                                                     with which he has been
                                                     associated since prior to
                                                     1997.

Andrew L. Gangolf, (47)      Assistant Secretary     Senior Vice President and
                                                     Assistant General Counsel
                                                     of AFD,** with which he
                                                     has been associated since
                                                     prior to 1997.

Domenick Pugliese, (40)      Assistant Secretary     Senior Vice President and
                                                     Assistant General Counsel
                                                     of AFD,** with which he
                                                     has been associated since
                                                     prior to 1997.

___________________

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AFD, and AGIS are affiliates of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund.

         The aggregate compensation paid to each of the Directors during calendar year 2001 by all of the funds to which the Investment Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                              Total Number
                                               Total Number   of Investment
                                               of Funds in    Portfolios
                                               the Alliance   Within the
                                Total          Fund Complex,  Funds,
                                Compensation   Including the  Including the
                                from the       Fund, as to    Fund, as to
                                Alliance Fund  which the      which the
                 Aggregate      Complex,       Director is a  Director is a
Name of          Compensation   Including the  Director or    Director or
Director         from the Fund* Fund           Trustee        Trustee
--------         -------------- -------------  -------------  -------------

John D. Carifa        $ -0-     $ -0-          49             114
Ruth Block              -0-     $186,050       38             87
David H. Dievler        -0-     $244,350       44             94
John H. Dobkin          -0-     $210,900       41             91
William H. Foulk, Jr.   -0-     $249,400       45             110
Dr. James Hester        -0-     $90,650        8              81
Clifford L. Michel      -0-     $199,087.50    39             91
Donald J. Robinson      -0-     $186,050       41             103

_________________________
*    The information presented is for the period March 8, 2002.

         As of March 1, 2002, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

The Adviser

         Alliance, 1345 Avenue of the Americas, New York, New York 10105, is the Fund's investment adviser. The Adviser is a leading global investment management firm supervising client accounts with assets as of January 31, 2002 totaling approximately $451 billion. The Adviser provides diversified investment management and related services globally to a broad range of clients including: institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments and affiliates; private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities; individual investors by means of retail mutual funds sponsored by the Adviser; and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services.

         Alliance Capital Management Corporation is the general partner of the Adviser and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). As of December 31, 2001,
AXA, its wholly-owned subsidiaries, AXA Financial and The
Equitable Life Assurance Society of the United States

("Equitable") and some subsidiaries of Equitable (other than the Adviser and its subsidiaries) were the beneficial owners of approximately 51.7% of the issued and outstanding units of the Adviser and approximately 2.1% of the issued and outstanding units of Alliance Capital Management Holding L.P. ("Alliance Holding"). Alliance Holding is an entity the business of which consists of holding units of the Adviser and engaging in related activities. As of December 31, 2001, Alliance Holding owned approximately 30.1% of the outstanding units of limited partnership interest in the Adviser.

         As of December 31, 2001, AXA and its subsidiaries owned all of the issued and outstanding shares of the common stock of AXA Financial. AXA Financial owns all of the issued and outstanding shares of Equitable. For insurance regulatory purposes all shares of common stock of AXA Financial beneficially owned by AXA and its affiliates have been deposited into a voting trust.

         AXA, a French company, is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities principally in Western Europe, North America, the Asia/Pacific area, and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Under the Advisory Agreement, Alliance furnishes advice and recommendations with respect to the Fund's portfolio of securities, order placement facilities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of Alliance or its affiliates.

         Alliance is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of clerical, accounting and other services not required to be specifically provided to the Fund by Alliance under the

Advisory Agreement, the Fund may utilize personnel employed by Alliance or its affiliates. The Fund may employ its own personnel or contract for services to be performed by third parties. In the event the Fund utilizes personnel employed by Alliance or its affiliates (as expected), the services will be provided to the Fund at no more than cost and the payments specifically approved by the Fund's Board of Directors.

         Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly advisory fee at an annual rate of .65% of the Fund's average daily net assets and will reimburse Alliance for the cost of providing certain administrative services. For the first nine full years of the Fund's Operations, Alliance will voluntarily waive a portion of its fees or reimburse the Fund for certain expenses in the amount and for the time periods described below.

                                         PERCENTAGE WAIVED
                                           OR REIMBURSED
                                         (AS A PERCENTAGE
                                            OF AVERAGE
YEAR ENDING JANUARY 31                  DAILY NET ASSETS)*
----------------------                  ------------------

2003**                                         .25%
2004                                           .25%
2005                                           .25%
2006                                           .25%
2007                                           .25%
2008                                           .20%
2009                                           .15%
2010                                           .10%
2011                                           .05%
________________________
*    Including net assets attributable to the Preferred Shares.
**   From the commencement of operations.

         Alliance has not agreed to waive its fees or reimburse the Fund for any portion of its expenses beyond January 31, 2011.

         The Adviser also provides administrative services to the Fund. These services include, among others, preparation and dissemination of shareholder reports and proxy materials, accounting and bookkeeping, calculation of net asset value, monitoring compliance, and negotiating certain terms and conditions of custodian and dividend disbursing services.

         The Advisory Agreement has been approved by the Fund's Board of Directors and its initial shareholder. The Advisory Agreement by its terms continues in effect from year to year after January 28, 2004 if such continuance is specifically approved, at least annually, by a majority vote of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities, by a vote of the majority of the Directors or by Alliance on 60 days'' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that Alliance shall not be liable under the Advisory Agreement for any mistake of judgment, or in any event whatsoever, except for lack of good faith, provided that Alliance shall be liable to the Fund and security holders by reason of willful misfeasance, bad faith or gross negligence or of reckless disregard of its obligations and duties under the Advisory Agreement.

         Certain other clients of Alliance may have investment objectives and policies similar to those of the Fund. Alliance and any of its affiliates may, from time to time, make recommendations which result in the purchase or sale of a particular security by their other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance and any of its affiliates to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance and any of its affiliates to the accounts involved, including the Fund. When two or more of the clients of Alliance and any of its affiliates (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China ''97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance

Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., The Alliance Fund, Inc., The Alliance Funds, The AllianceBernstein Trust, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and EQ Advisors Trust, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Codes of Ethics

         The Fund and Alliance have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics can be viewed on line or downloaded from the EDGAR Database on the SEC's web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.

                     PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

         The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of Alliance. In such instances, the placement of orders would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of Alliance. With respect to orders placed by SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

                         NET ASSET VALUE

         The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

         In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund's Directors or their delegate, Alliance.

                ADDITIONAL INFORMATION CONCERNING
                          THE AUCTIONS

GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Series M Preferred Shares, Series T Preferred Shares, Series W Preferred Shares and Series TH Preferred Shares so long as the Applicable Rate for shares of each such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Articles. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of Preferred Shares - Voting Rights" in the Prospectus, Cede will be the holder of record of all shares of each series of Preferred Shares, and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

         The Auction Agent conclusively may rely upon, as evidence of the identities of the Existing Holders of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction - Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of .25 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or
(ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                      DESCRIPTION OF SHARES

Preferred Shares

         The Articles authorize the issuance of up to 1,950 Series M Preferred Shares, up to 1,950 Series T Preferred Shares, up to 1,950 Series W Preferred Shares and up to 1,950 Series TH Preferred Shares. The Fund's Charter (the "Charter") provides that the Board of Directors of the Fund may classify or reclassify, from time to time, any unissued shares of stock of the Fund, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms and conditions or rights to require redemption of the stock. Upon completion of this offering, 20,471,667 Common Shares, $.001 par value per share, and up to 7,800 Preferred Shares will be issued and outstanding. The Board of Directors, without any action by the shareholders of the Fund, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue. Under Maryland law, the Fund's shareholders generally are not liable for the Fund's debts or obligations.

         All Preferred Shares offered by the Prospectus will be duly authorized, fully paid and nonassessable. Preferred Shareholders are entitled to receive dividends when authorized by the Board of Directors out of assets legally available for the payment of dividends in accordance with the Charter, including the Articles. They are also entitled to share ratably in the Fund's assets legally available for distribution to the Fund's shareholders in the event of the Fund's liquidation, dissolution or winding up, after payment of or adequate provision for all of the Fund's known debts and liabilities.

         Each outstanding Preferred Share entitles the holder to one vote on all matters submitted to a vote of shareholders of the Fund, including the election of directors. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares entitled to vote in the election of directors can elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.

         Preferred Shareholders have no conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities.
All Preferred Shares will have equal dividend, liquidation and other rights.

         Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders holding at least two-thirds of the shares entitled to vote on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund's Charter provides for the approval of such actions by the concurrence of a majority of the aggregate number of votes entitled to be cast on the matter, subject to the applicable requirements of the 1940 Act, or rules, regulations or orders issued by the SEC under the 1940 Act, and pursuant to certain exceptions in the Charter.

Power to Reclassify Shares of Stock

         The Charter authorizes the Board of Directors to classify and reclassify any unissued shares into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Power to Issue Additional Shares of Stock

         The Fund believes that the power to increase the authorized shares of stock, to issue additional shares of stock and to classify or reclassify unissued shares of stock and thereafter to issue the classified or reclassified shares provides it with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise. These actions can be taken without shareholder approval, unless shareholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund's securities may be listed or traded.

         The Fund will hold annual meetings of shareholders.

Limited Issuance of Preferred Shares

         Under the 1940 Act, the Fund is permitted to issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Preferred Shares discussed in the Prospectus, the liquidation value of the Preferred Shares is expected to be approximately 40% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that fraction below one-half.

Distribution Preference

         The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference

         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

         In connection with issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Charter or the Fund's Bylaws (together, the "Charter Documents") or otherwise required by applicable law, Preferred Shareholders will vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's Directors, Preferred Shareholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common and Preferred Shareholders, voting together as a single class. In the unlikely event that two full years of dividends are not paid on the Preferred Shares, the holders of the outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in default have been paid or declared and set apart for payment.

         Unless a higher percentage is provided for under the Charter Documents, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or fundamental policies. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares and Preferred Shares voting separately by class, is required to convert the Fund from a closed-end to an open-end fund. The class or series vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares voting together as a single class necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Redemption of Preferred Shares by the Fund

         The Articles provide that, at certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

                CERTAIN PROVISIONS IN THE CHARTER

         Pursuant to the Charter, at the first annual meeting of shareholders after this public offering, the Board of Directors will be divided into three classes of Directors. The initial terms of the first, second and third classes will expire in 2003, 2004 and 2005, respectively. Beginning in 2003, Directors of each class will be chosen for three-year terms upon the expiration of their current terms and each year one class of Directors will be elected by the shareholders. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of our business strategies and policies as determined by the Board of Directors.

         The classified board provision could have the effect of making the replacement of incumbent Directors more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent Directors will retain their positions. The staggered terms of Directors may delay, defer or prevent a tender offer or an attempt to change control of the Fund, even though the tender offer or change in control might be in the best interest of the shareholders.

Removal of Directors

         A Director may be removed only for cause and only by the affirmative vote of at least 75% of the votes entitled to be cast in the election of such Director. This provision, when coupled with the provision in the Charter authorizing the Board of Directors to fill vacant directorships, precludes shareholders from removing incumbent Directors except for cause and by a substantial affirmative vote.

Amendment to the Charter

         Certain provisions of the Charter, including its provisions on classification of the Board of Directors and removal of Directors, may be amended only by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. Other provisions of the Charter may be amended by a majority of the aggregate number of votes entitled to be cast on the amendment. The required vote shall be in addition to the vote of the holders of shares of the Fund otherwise required by law or any agreement between the Fund and any national securities exchange.

Dissolution of the Company

         Subject to Board approval, the liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund must be approved by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. However, if a majority of the Continuing Directors (as such term is defined in the Charter) approves the liquidation or dissolution of the Fund, such action requires the affirmative vote of a majority of the votes entitled to be cast.

Other Charter Provisions

         The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the Fund's outstanding Common Shares and Preferred Shares voting together as a single class is required generally to authorize any of the following involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Shareholder"), or to amend the provisions of the Charter relating to such transactions:

         (i) merger, consolidation or statutory share exchange of the Fund with or into any Principal Shareholder;

         (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash except upon (1) reinvestment of dividends pursuant to a dividend reinvestment plan of the Fund or
(2) issuance of any securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund or (3) a public offering by the Fund registered under the Securities Act;

         (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or

         (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

         As noted, the voting provisions described above could have the effect of depriving Preferred Shareholders of an opportunity to sell their Preferred Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Directors, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Preferred Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Directors has determined that the voting requirements described above are in the best interests of the Fund and its shareholders generally.

         The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Charter Documents, which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Directors

         Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The

Charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. Nothing in the Charter, however, protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at prices that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, quality, average maturity and call protection of its portfolio securities, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Directors will regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Fund may consider the repurchase by the Fund of its Common Shares or the making of a tender offer for such shares. The Fund has no present intention to repurchase its Common Shares.

         Notwithstanding the foregoing, at any time when Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing by the Fund would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         The Fund's Board of Directors may also from time to time consider submitting for a shareholder vote a proposal to convert the Fund to an open-end investment company in an attempt to reduce or eliminate the significant market discounts from net asset value. The Charter requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company. This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act.

         If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its shares would decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio and may also require the redemption of a portion of any outstanding Preferred Shares in order to maintain coverage ratios. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade substantially below net asset value, the Board of Directors would consider all factors that it deemed relevant. Such factors may include the extent and duration of the discount, the liquidity of the Fund's portfolio, the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund, the impact of any action that might be taken on the Fund or its shareholders and general market and economic considerations. Based on these considerations, even if the Fund's shares should trade at a substantial discount for a significant period of time, the Board of Directors may determine that no action should be taken.

                           TAX MATTERS

         Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income (which includes the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year; and

         (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).

         If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any net investment income, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any net investment income and net capital gain.

         If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such calendar year, plus any undistributed ordinary income and capital gain net income from previous years, the Fund will be subject to a 4% excise tax on the undistributed amounts. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay the 4% federal excise tax and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. There can be no assurance, however, that any such action would achieve such objectives.

         Fund Distributions. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from net investment income (which includes any net short-term capital gains). Distributions of net capital gain (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. The Fund's distributions will not qualify for the dividends received deduction for corporate shareholders.

         Exempt-interest dividends. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of expenses and amortized bond premium). Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes, although such distributions are required to be reported on the shareholders' federal income tax returns and may be taxable for state and local purposes. Because the Fund intends to qualify to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

         The Fund designates distributions made to the share classes as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by each class of shareholders is equal to the portion of total Fund dividends received by such class for that taxable year. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the Preferred and Common Shareholders in proportion to the total dividends paid to each class during or with respect to the taxable year, or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between the two (or more) classes.

         Dividend and capital gains distributions will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder, or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. Under rules used by the Internal Revenue Service (the "Service") to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         The Fund may invest in tax-exempt municipal securities subject to the alternative minimum tax ("AMT"). Under current federal income tax law, (i) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds" and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations although for regular federal income tax purposes such interest will remain fully tax-exempt, and (ii) interest on all tax-exempt obligations and all exempt-interest dividends will be included in "adjusted current earnings" of corporations for AMT purposes.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users," within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         The Fund will inform investors within 60 days of the Fund's taxable year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

         The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year.

         Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, affect whether gains and losses realized by the Fund are ordinary or capital, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections and entries in its books and records pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

         Return of Capital Distributions. If the Fund makes a distribution to you in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein , even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

         Securities Issued or Purchased at a Discount. The Fund's investment in securities issued at a more than de minimis discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares will give rise to gain or loss in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. Any gain or loss realized upon a taxable disposition of shares held as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares held as a capital asset will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss realized upon a taxable disposition of shares held for six months or less but not disallowed as provided in the preceding sentence will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         If the Fund redeems some but not all of the Preferred
Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that non-redeeming Preferred
Shareholders will be treated as having received taxable distributions from the Fund.

         Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

         General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                             EXPERTS

    The Statement of Assets and Liabilities of the Fund as of January 23, 2002, incorporated by reference into this SAI, has been so included in reliance on the report of Ernst & Young LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 787 Seventh Avenue, New York, New York 10019.

                     REGISTRATION STATEMENT

         A Registration Statement on Form N-2, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                      FINANCIAL STATEMENTS

         The Statement of Assets and Liabilities of the Fund dated January 23, 2002, and the report of Ernst & Young LLP thereon dated January 24, 2002, as included in the Fund's Statement of Additional Information dated January 28, 2002 relating to the Common Shares, is hereby incorporated by reference into this SAI.

ALLIANCE NATIONAL MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
March 8, 2002 (unaudited)

                                       Standard
                                       & Poor's     Principal
                                       Rating       Amount           Value
                                                    (000)
-----------------------------------------------------------------------------

MUNICIPAL BONDS-112.5%

Long Term Municipal Bonds-84.9%
Alabama-4.3%
Jefferson Cnty AL Swr Rev
    Cap Impt Wts Ser A
    5.375%, 2/01/36                      AAA          $12,405   $12,337,145
-----------------------------------------------------------------------------
Arizona-0.6%
Mohave Cnty AZ Indl Dev Auth
    Citizens Utils Co Projs Ser B
    5.80%, 11/15/28                        A            2,000     1,721,480
-----------------------------------------------------------------------------
District of Columbia-3.7%
District Columbia TOB Fin Corp
    Asset Bkd Bds
    6.50%, 5/15/33                         A            7,220     7,725,617
District Columbia TOB Settle
    Asset Bkd Bds
    6.75%, 5/15/40                         A            2,750     2,909,335
                                                                 10,634,952
-----------------------------------------------------------------------------
Florida-14.0%
Fiddlers Creek Cmnty Dev Dist
    Ser A
    6.875%, 5/01/33                       NR           10,120    10,003,620
Fiddlers Creek Cmnty Dev Dist
    Ser B
    6.625%, 5/01/33                       NR            5,330     5,267,106
Florida Hsg Fin Agy
    Hsg Brittany Rosemont Ser G1
    6.25%, 7/01/35                       AAA              810       840,148
Florida Hsg Fin Agy
    Hsg Landings Boot Ranch Ser K
    6.10%, 11/01/35                      AAA            1,370     1,414,347
Florida Hsg Fin Corp Rev
    Hsg Westminster Apts Ser E 1
    5.40%, 4/01/42                       AAA            3,000     2,942,040
Florida Hsg Fin Corp Rev
    Hsg Westlake Apts Ser D 1

    5.40%, 3/01/42                       AAA            8,780     8,555,320
FSU Finl Assistance Inc FL Edl
    FSU Fins Assist
    5.00%, 10/01/31                      AAA            5,000     4,685,200
Hamal FL Cmnty Dev Dist
    6.75%, 5/01/31                        NR            2,500     2,483,950
Miromar Lakes Cmnty Dev Dist
    Ser B
    7.25%, 5/01/12                        NR            2,000     2,099,260
Pinellas Cnty Fl Hsg Fin Auth
    AMT Multi Cnty Prog A
    5.40%, 3/01/32(a)                    Aaa            1,680     1,653,002
                                                                 39,943,993
-----------------------------------------------------------------------------
Iowa-3.4%
Iowa Fin Auth Sngl Fam Rev
    AMT Mtg Bkd Secs Prog Ser A
    5.40%, 7/01/32                       AAA            2,200     2,161,170
Tobacco Settlement Auth IA
    Asset Bkd Ser B
    5.60%,6/01/35                          A            8,250     7,480,935
                                                                  9,642,105
-----------------------------------------------------------------------------
Louisiana-2.1%
Louisiana Hsg Fin Agy Mtg Rev
    Single Family Home Ownership C
    4.00%, 6/01/33(a)                    Aaa            4,115     4,072,245
Tobacco Settlement Fing Corp
    Asset Bkd Ser B
    5.875%, 5/15/39                        A            2,000     1,911,360
                                                                  5,983,605
-----------------------------------------------------------------------------
Massachusetts-1.4%
Massachusetts St Health & Edl
    Cape Cod Healthcare Ser C
    5.25%, 11/15/31                       AA            2,100     2,017,533
Massachusetts St Health & Edl
    Berkshire Hlth Sys Ser E
    5.70%, 10/01/25                       AA            2,000     2,018,460
                                                                  4,035,993
-----------------------------------------------------------------------------
Michigan-2.3%
Detroit MI Loc Dev Fin Auth
    Sub Tax Increment Ser A
    5.50%, 5/01/21                       BB-            1,820     1,558,284
Saginaw MI Hosp Fin Auth Rev
    Covenant Med Ctr Ser F
    6.50%, 7/01/30                         A            4,710     4,899,295
----------------------------------------------------------------------------
Missouri-1.5%
Missouri St Hsg Dev Commn Sgl

    AMT Homeownership Ln Prog A 1
    4.00%, 9/01/32                       AAA            4,200     4,173,414
-----------------------------------------------------------------------------
Nevada-4.0%
Clark Cnty NV Arpt Rev
    Sub Lien Ser B
    5.25%, 7/01/34                       AAA           11,920    11,540,944
-----------------------------------------------------------------------------
New Hampshire-1.7%
New Hamsphire Health & Ed Facs
    Healthcare Sys Covenant Hlth
    6.125%, 7/01/31                       A-            5,000     4,863,600
-----------------------------------------------------------------------------
Ohio-7.8%
Cleveland Cuyahoga Cnty OH
    Spl Assmt Tax Increment
    7.35%, 12/01/31                       NR            7,800     7,859,592
Ohio Hsg Fin Agy Mtg Rev
    AMT Residential Ser D
    6.05%, 3/01/31(a)                    Aaa           14,000    14,359,380
                                                                 22,218,972
-----------------------------------------------------------------------------
Pennsylvania-1.5%
Philadelphia PA Hosps & Higher
    Facs Auth Hosp Rev Templ Univ
    6.625%, 11/15/23                     BBB            3,250     3,261,635
Southeastern PA Transn Auth PA
    Ser A
    4.75%, 3/01/29                       AAA            1,000       912,180
-----------------------------------------------------------------------------
Puerto Rico-2.6%
Puerto Rico Pub Fin Corp
    Commwlth Approp Ser A
    5.00%, 8/01/31                       AAA            7,875     7,638,671
-----------------------------------------------------------------------------
South Carolina-1.4%
Tobacco Settlement Rev Mgmt Au
    Ser B
    6.375%, 5/15/28                        A            3,850     3,937,741
-----------------------------------------------------------------------------
Texas-19.1%
Bexar Cnty TX Hsg Fin Corp MF
    Doral Club & Sutton Hse Apt A
    5.55%, 10/01/36(a)                   Aaa           15,000    15,017,250
Dallas Fort Worth TX Intl
    Ref & Impt Jt Ser A
    5.50%, 11/01/35                      AAA           10,000     9,833,700
Houston TX Wtr & Swr Sys Rev
    Ref Jr Lien Ser A
    5.125%, 12/01/31                     AAA           15,000    14,434,500
San Antonio TX Arpt Sys Rev Impt

    5.25%, 7/01/27                       AAA            6,250     5,988,000
Texas St
    AMT Ser A
    5.50%, 8/01/41                        AA            9,470     9,364,031
                                                                 54,637,481
-----------------------------------------------------------------------------
Virginia-2.9%
Fauquier Cnty VA Indl Dev Auth
    5.25%, 10/01/31                       AA            8,500     8,203,095
-----------------------------------------------------------------------------
Washington-3.3%
Twenty Fifth Ave Pptys WA
    5.25%, 6/01/33                       AAA            9,750     9,558,510
-----------------------------------------------------------------------------
Wisconsin-7.3%
Wisconsin Hsg & Economic Dev
    Ser A
    5.50%, 9/01/32                        AA           10,000     9,854,400
Wisconsin St Health & Edl Facs
    Ministry Health Care Ser A
    5.25%, 2/15/32                       AAA           11,500    11,112,565
                                                                 20,966,965

Total Long Term Municipal Bonds
    (Cost $245,223,557)                                         242,670,060
-----------------------------------------------------------------------------
Short Term Municipal Notes-(b)27.6%
Alaska-0.2%
Valdez AK Marine Term Rev
    Ref Exxon Pipeline Co Pj A
    1.20%, 12/01/33                     A-1+              500       500,000
-----------------------------------------------------------------------------
Alabama-1.7%
Stevenson AL Indl Dev Brd
    Ref Mead Corp Proj Ser A
    1.40%, 10/01/35                     A-1+            4,900     4,900,000
-----------------------------------------------------------------------------
Arizona-1.3%
Maricopa Cnty AZ Pollutn Ctl
    Adj Rfe Ariz Pub Svc Co Ser C
    1.30%, 5/01/29                      A-1+            3,600     3,600,000
-----------------------------------------------------------------------------
Colorado-2.5%
Denver CO Health & Hosp Auth
    Adj Ser B
    1.30%, 12/01/31                      A-1            7,000     7,000,000
-----------------------------------------------------------------------------
Florida-2.5%
Martin Cnty FL Pollutn Ctl Rev
    Ref FL Pwr & Light Co Pj
    1.35%, 7/15/22                       A-1            7,100     7,100,000

-----------------------------------------------------------------------------
Georgia-1.3%
Putnam Cnty GA Dev Auth Poll
    Daily GA Pwr Co Plt Branch Pj
    1.30%, 3/01/24                       A-1            3,625     3,625,000
-----------------------------------------------------------------------------
Idaho-1.9%
Idaho Hsg & Fin Assn Hsg Rev
    Var Balmoral Apts Pj
    1.45%, 5/01/32                       A-1            3,200     3,200,000
Idaho Hsg & Fin Ssn Hsg Rev
    Balmoral Apts II Dev
    1.45%, 4/01/33/(a)                   Aa3            2,100     2,100,000
-----------------------------------------------------------------------------
Indiana-1.1%
Indiana Hlth Fac Fing Auth Rev
    Fayette Mem Hosp Assn A
    1.30%, 10/01/32                     A-1+            3,245     3,245,000
-----------------------------------------------------------------------------
Iowa-2.0%
Iowa Fin Auth Rev
    Adj Burlington Med Ctr
    1.30%, 6/01/27                       A-1            3,750     3,750,000
Iowa Higher Ed Ln Auth Rev
    Private College Fac
    1.25%, 11/01/32                     A-1+            2,000     2,000,000
                                                                  5,750,000
-----------------------------------------------------------------------------
Louisiana-1.8%
Louisiana St Offshore Term
    Aces Loop IST Conv 2/1/94
    1.25%, 9/01/06                      A-1+            5,250     5,250,000
-----------------------------------------------------------------------------
Michigan-3.4%
Eastern MI Univ Revs
    Ref Gen
    1.30%, 6/01/27                      A-1+            3,700     3,700,000
Michigan St Strategic Ltd Oblg
    Var Dow Chemical Co Proj
    1.45%, 12/01/14(a)                   P-1            6,100     6,100,000
-----------------------------------------------------------------------------
Ohio-0.9%
Ohio St Air Quality Dev Auth Rev
    1.40%, 9/01/18                        AA            2,600     2,600,000
-----------------------------------------------------------------------------
Pennsylvania-2.3%
Pennsylvania Hsg Fin Agy
    Single Fam Mtg Mun Tr Rcpts
    1.30%, 4/01/33                        NR            6,500     6,500,000
-----------------------------------------------------------------------------
Washington-3.6%

Washington St Hsg Fin Commn
    Var Mill Pointe Apts
    1.45%, 1/01/30                       A-1            5,725     5,725,000
Washington St Nonprofit Hsg
    Nonprofit Hsg Rev
    1.30%, 1/01/21                       A-1            3,400     3,400,000
Washington St Nonprofit Hsg
    Rockwood Retirement Prog A
    1.30%, 1/01/30(a)                 VMIG-1            1,300     1,300,000
                                                                 10,425,000
-----------------------------------------------------------------------------
Wisconsin-1.1%
Wisconsin St Health & Edl Facs
    Adj Gundersen Lutheran Ser A
    1.30%, 12/01/15                     A-1+            2,000     2,000,000
Wisconsin St Health & Edl Facs
    Gundersen Lutheran Ser B
    1.30%, 12/01/29                     A-1+            1,170     1,170,000
                                                                  3,170,000

Total Short Term Municipal Notes
    (Cost $78,765,000)                                           78,765,000
-----------------------------------------------------------------------------
Total Investments-112.5%
    (Cost $323,988,557)                                         321,435,060
Other assets less liabilities -
    (12.5)%                                                    (35,748,179)
Net Assets-100%                                                $285,686,881
-----------------------------------------------------------------------------

(a)  Moody's or Fitch Rating.
(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
     See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
March 8, 2002 (unaudited)

Assets
Investments in securities, at value
(cost $323,988,557)                               $321,435,060
Interest receivable                                  2,325,976
Receivable for investment securities sold            1,800,705

Total assets                                       325,561,741
-----------------------------------------------------------------
Liabilities
Due to custodian                                       150,477
Payable for investment securities purchased         39,391,730
Payable for fund offering costs                        283,329
Advisory fee payable                                    31,597
Accrued expenses and other liabilities                  17,727

Total liabilities                                   39,874,860

Net Assets                                        $285,686,881
-----------------------------------------------------------------
Composition of Net Assets
Common stock, at par                                   $20,107
Additional paid-in capital                         287,404,698
Undistributed net investment income                    815,573
Net unrealized depreciation of investments         (2,553,497)
                                                  $285,686,881
Net Assets                                        $285,686,881
-----------------------------------------------------------------
Shares of common stock outstanding                  20,106,667
Net asset value per share                               $14.21
-----------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
January 29, 2002(a) to March 8, 2002 (unaudited)

Investment Income
Interest                                              $986,983
                                                      --------
Expenses
Advisory fee                        $197,062
Custodian                             16,318
Audit and legal                       12,751
Printing                               8,241
Transfer agency                        5,617
Directors' fees                        3,157
Miscellaneous                          1,640
                                     -------
Total expenses                       244,786

Less: expenses waived by the Adviser
  (see Note B)                      (73,376)
                                    --------
Net expenses                                           171,410
                                                       -------
Net investment income                                  815,573
Unrealized Loss on Investments
Net change in unrealized appreciation/depreciation
  of investments                                   (2,553,497)
                                                   -----------
Net Decrease in Net Assets from
  Operations                                      $(1,737,924)

(a)  Commencement of operations.

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                            January 29, 2002(a)
                                             to March 8, 2002
                                                (unaudited)
                                            ------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                               $815,573
Net change in unrealized appreciation/
  depreciation of investments                    (2,553,497)
-----------------------------------------------------------------
Net decrease in net assets from operations       (1,737,924)
Common Stock Transactions
Net increase                                     287,324,800
-----------------------------------------------------------------
Total increase                                   285,586,876
Net Assets
Beginning of period                                  100,005
End of period (including undistributed net
  investment income of $815,573)                $285,686,881
-----------------------------------------------------------------


(a)  Commencement of operations.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 8, 2002 (unaudited)

NOTE A
Significant Accounting Policies
Alliance National Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on January 29, 2002, the Fund had no operations other than the sale to Alliance Capital Management L.P. of 6,667 shares for the amount of $100,005 on January 23, 2002. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reporting amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1.   Security Valuation
Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2.   Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3.   Organization Expenses and Offering Costs
The Fund has incurred $603,200, an amount equal to $.03 per share of common shares issued, for offering costs of which were charged to paid-in capital. As of March 8, 2002, the Fund has paid an amount equal to $319,871 of these expenses and an amount equal to $283,329 remains outstanding. Alliance Capital Management L.P., the Fund's investment adviser, has agreed to pay any additional organization expenses and offering costs that exceed the $.03 per share amount.

4.   Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5.   Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee payable monthly, in a maximum amount equal to .65% of the Fund's average daily net assets. The Adviser has agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of .25% of average daily net assets for the first 5 full years of the Fund's operations, .20% of average daily net assets in year 6, .15% in year 7, .10% in year 8, and .05% in year 9. For the period ended March 8, 2002, the amount of such fee waived was $73,376.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $288,937,529 and $8,610,809, respectively, for the period ended March 8, 2002. There were no purchases or sales of U.S. government and government agency obligations for the period ended March 8, 2002.

At March 8, 2002, the cost of investments for federal income tax purposes was $323,988,557. Accordingly, gross unrealized appreciation of investments was $23,530 and gross unrealized depreciation of investments was $2,577,027 resulting in net unrealized depreciation of $2,553,497.

NOTE D
Common Stock
There are 2,000,000,000 shares of $.001 par value common stock authorized. Of the 20,106,667 shares outstanding at March 8, 2002, the Adviser owned 6,667 shares. In addition to the shares issued to the Adviser, an initial public offering of the Fund's shares resulted in the issuance of 18,900,000 shares. Also, the Fund issued an additional 1,200,000 shares in connection with the exercise by the underwriters of the over-allotments option.

NOTE E
Subsequent Events
The Fund expects to issue preferred shares on or about March 27, 2002. Also, the Fund has issued an additional 365,000 common shares on March 15, 2002. The additional offering costs with respect to these common shares and preferred shares are estimated to be $10,950 and $283,710, respectively.

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock
Outstanding Throughout The Period

                                            January 29, 2002(a)
                                             to March 8, 2002
                                                (unaudited)
                                             -----------------

Net asset value, beginning of period               $14.33
-----------------------------------------------------------------
Income From Investment Operations
Net investment income(b)(c)                          0.04
Net realized and unrealized loss on investment
  transactions                                     (0.13)
Net decrease in net asset value from operations    (0.09)
Offering cost                                      (0.03)
-----------------------------------------------------------------
Net asset value, end of period                     $14.21
Market value, end of period                        $15.00
-----------------------------------------------------------------
Total Investment Return
Total investment return based on:(d)
Market value                                        0.00%
Net asset value                                   (0.84)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)        $285,687
Ratio to average net assets of:
     Expenses, net of fee waivers(e)                0.58%
     Expenses, before fee waivers(e)                0.83%
     Net investment income, net of fee waivers(e)   2.78%
     Net investment income, before fee waivers(e)   2.53%
Portfolio turnover rate                                3%

(a)  Commencement of operations.
(b)  Based on average shares outstanding.
(c)  Net of fees waived by the Adviser.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.
(e)  Annualized.

               APPENDIX A:  ARTICLES SUPPLEMENTARY

          ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.

                     ARTICLES SUPPLEMENTARY

                Auction Preferred Shares Series M
                Auction Preferred Shares Series T
                Auction Preferred Shares Series W
               Auction Preferred Shares Series TH

         ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC., a
Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: Under a power contained in Article SEVENTH of its charter (the "Charter"), the Board of Directors of the Corporation, and a duly authorized committee thereof, by duly adopted resolutions, classified (a) 1950 shares of common stock, par value $.001 per share ("Common Stock"), of the Corporation as a series of preferred stock, par value $.001 per share ("Preferred Stock"), liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, designated as Auction Preferred Shares, Series M ("Preferred Shares Series M"), (b) 1950 shares of Common Stock as a series of Preferred Stock, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, designated Auction Preferred Shares, Series T ("Preferred Shares Series T"), (c) 1950 shares of Common Stock as a series of Preferred Stock, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, designated as Auction Preferred Shares, Series W ("Preferred Shares Series W"), and (d) 1950 shares of Common Stock as a series of Preferred Stock, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, designated Auction Preferred Shares, Series TH ("Preferred Shares Series TH" and together with the Preferred Shares Series M, Preferred Shares Series T, and Preferred Shares Series W collectively referred to as the "Preferred Shares"), each such series of Preferred Shares having the following preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article FIFTH of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof.

                           DESIGNATION

         PREFERRED SHARES SERIES M: A series of 1950 shares of preferred stock, par value $.001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated Auction Preferred Shares, Series M (hereinafter, "Preferred Shares Series M"). Each Preferred Share Series M shall be issued on March 27, 2002; have an Applicable Rate for its Initial Rate Period (which period shall continue to and include April 8, 2002) equal to [____]% per annum; have an initial Dividend Payment Date of April 9, 2002; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of these Articles Supplementary. The Preferred Shares Series M shall constitute a separate series of preferred stock of the Corporation.

         PREFERRED SHARES SERIES T: A series of 1950 shares of preferred stock, par value $.001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated Auction Preferred Shares, Series T ("Preferred Shares Series T"). Each Preferred Share Series T shall be issued on March 27, 2002; have an Applicable Rate for its Initial Rate Period (which period shall continue to and include April 9, 2002) equal to [____]% per annum; have an initial Dividend Payment Date of April 10, 2002; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of these Articles Supplementary. The Preferred Shares Series T shall constitute a separate series of preferred stock of the Corporation.

         PREFERRED SHARES SERIES W: A series of 1950 shares of preferred stock, par value $.001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated Auction Preferred Shares, Series W ("Preferred Shares Series W"). Each Preferred Share Series W shall be issued on March 27, 2002; have an Applicable Rate for its Initial Rate Period (which period shall continue to and include April 3, 2002) equal to [____]% per annum; have an initial Dividend Payment Date of April 4, 2002; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of these Articles Supplementary. The Preferred Shares Series W shall constitute a separate series of preferred stock of the Corporation.

         PREFERRED SHARES SERIES TH: A series of 1950 shares of preferred stock, par value $.001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated Auction Preferred Shares, Series TH ("Preferred Shares Series TH", and together with the Preferred Shares Series M, Preferred Shares Series T, and Preferred Shares Series W collectively referred to as the "Preferred Shares"). Each Preferred Share Series TH shall be issued on March 27, 2002; have an Applicable Rate for its Initial Rate Period (which period shall continue to and include April 4, 2002) equal to [____]% per annum; have an initial Dividend Payment Date of April 5, 2002; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Corporation's Charter applicable to preferred stock of the Corporation, as are set forth in Part I and Part II of these Articles Supplementary. The Preferred Shares Series TH shall constitute a separate series of preferred stock of the Corporation.

No holder of any series of Preferred Shares shall have, solely by reason of being a holder of any series of Preferred Shares, any right to acquire, purchase or subscribe for any Common Stock or other securities of the Corporation that it may hereafter issue or sell (whether out of the number of shares authorized by the Charter, or out of any shares acquired by the Corporation after the issuance thereof, or otherwise).

                           DEFINITIONS

As used in Parts I and II of these Articles Supplementary (the "Articles"), the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

    AA COMPOSITE COMMERCIAL PAPER RATE, on any date for any Rate Period of any series of Preferred Shares, shall mean (a) (i) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the AA Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (ii) in the case of any Special Rate Period of (A) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (B) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (C) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (D) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (E) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (F) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (G) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf issuers whose corporate bonds are rated AA by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (B) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the AA Composite Commercial Paper Rate, the AA Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Corporation does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial

Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (1) the discount rate divided by (2) the difference between (I) 1.00 and (II) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

    ACCOUNTANT'S CONFIRMATION shall have the meaning specified in paragraph (c) of Section 7 of Part I of these Articles.

    AFFILIATE shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Corporation; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Corporation shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a director of the Corporation, be deemed to be an Affiliate solely because such director or executive officer is also a director of the Corporation.

    AGENT MEMBER shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

    ALL HOLD ORDER RATE shall have the same meaning specified in
Section 6 of Appendix A of these Articles.

    ANTICIPATION NOTES shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.

    APPLICABLE RATE shall have the meaning specified in subparagraph (e)(i) of Section 2 of Part I of these Articles.

    AUCTION shall mean each periodic implementation of the Auction Procedures.

    AUCTION AGENCY AGREEMENT shall mean the agreement between the Corporation and the Auction Agent, which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for any series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

    AUCTION AGENT shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of these Articles.

    AUCTION DATE, with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

    AUCTION PROCEDURES shall mean the procedures for conducting
Auctions set forth in Part II of these Articles.

    AVAILABLE PREFERRED SHARES shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles.

    BENCHMARK RATE shall have the meaning specified in Section 6 of Appendix A hereto.

    BENEFICIAL OWNER, with respect to any series of Preferred
Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction
Agent) as a holder of shares of such series.

    BID and BIDS shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles.

    BIDDER and BIDDERS shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles; provided, however, that neither the Corporation nor any Affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is controlled by, in control of or under common control with the Corporation may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

    BOARD OF DIRECTORS shall mean the Board of Directors of the Corporation or any duly authorized committee thereof.

    BROKER-DEALER shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of these Articles, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Corporation and has entered into a Broker-Dealer Agreement that remains effective.

    BROKER-DEALER AGREEMENT shall mean an agreement among the Corporation, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these Articles.

    BUSINESS DAY shall mean a day on which the New York Stock
Exchange is open for trading and which is neither a Saturday,

Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

    CHARTER shall have the meaning specified on the first page of these Articles.

    CODE means the Internal Revenue Code of 1986, as amended.

    COMMERCIAL PAPER DEALERS shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Corporation as to which Moody's, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

    COMMON STOCK shall mean the common stock, par value $.001 per share, of the Corporation.

    CORPORATION shall mean the entity named on the first page of these Articles, which is the issuer of the Preferred Shares.

    CURE DATE shall mean the Preferred Shares Basic Maintenance
Cure Date or the 1940 Act Cure Date, as the case may be.

    DATE OF ORIGINAL ISSUE, with respect to any series of Preferred Shares, shall mean the date on which the Corporation initially issued such shares.

    DEPOSIT SECURITIES shall mean cash and Municipal Obligations rated at least rated P-1, MIG-1 or VMIG-1 by Moody's or A-1+ or SP-1+ by S&P.

    DISCOUNTED VALUE, as of any Valuation Date, shall mean, (a) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and
(b)(i) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (ii) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (A) the lesser of the Market Value or call price thereof, including any call premium, divided by (B) the applicable Moody's Discount Factor.

    DIVIDEND PAYMENT DATE, with respect to any series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of these Articles.

    DIVIDEND PERIOD, with respect to any series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

    EXISTING HOLDER, with respect to any series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Corporation) that is listed on the records of the Auction Agent as a holder of shares of such series.

    FAILURE TO DEPOSIT, with respect to any series of Preferred Shares, shall mean a failure by the Corporation to pay to the Auction Agent, not later than 12:00 Noon, New York City time, (a) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (b) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of these Articles; provided, however, that the foregoing clause (b) shall not apply to the Corporation's failure to pay the Redemption Price in respect of the Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

    FEDERAL TAX RATE INCREASE shall have the meaning specified in the definition of Moody's Volatility Factor.

    GROSS-UP PAYMENT shall have the meaning specified in
Section 1 of Appendix A hereto.

    HOLDER, with respect to any series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Corporation.

    HOLD ORDER and HOLD ORDERS shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles.

    INDEPENDENT ACCOUNTANT shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Corporation an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

    INITIAL RATE PERIOD, with respect to any series of Preferred
Shares, shall have the meaning specified with respect to shares of such series in "Designation" above.

    INTEREST EQUIVALENT means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

    ISSUE TYPE CATEGORY shall have the meaning specified in
Section 1 of Appendix A hereto.

    KENNY INDEX shall have the meaning specified in the definition of Taxable Equivalent of the Short-Term Municipal Bond
Rate.

    LATE CHARGE shall have the meaning specified in subparagraph
(e)(i)(B) and (D) of Section 2 of Part I of these Articles.

    LIQUIDATION PREFERENCE, with respect to a given number of Preferred Shares, means $25,000 times that number.

    MARKET VALUE of any asset of the Corporation shall mean the market value thereof determined by the pricing service designated from time to time by the Corporation's investment adviser (the "Pricing Service"). Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. If the Pricing Service fails to provide the Market Value of any Municipal Obligation, such Municipal Obligation shall be valued at the lower of two bid quotations (one of which shall be in writing) obtained by the Corporation from two dealers who are members of the National Association of Securities Dealers, Inc. and are making a market in such Municipal Obligations. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or, if market quotations are not readily available, are valued at fair value as determined by the Pricing Service or if the Pricing Service is not able to value such instruments, they shall be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

    MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY, as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Corporation were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Corporation, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

    MAXIMUM RATE, for any series of Preferred Shares on any Auction Date for shares of such series, shall mean:

         (a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Corporation pursuant to
Section 4 of Part I of these Articles, the product of: (i) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (ii) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

              (A) the dividend rate on shares of such series for the then-ending Rate Period; or

              (B) the product of (1) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

         (b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Corporation pursuant to Section 4 of Part I of these Articles, the product of (A) the highest of:
(A) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (B) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (C) the Reference Rate on such Auction Date for Minimum Rate Periods and
(ii) the Rate Multiple on such Auction Date.

    MINIMUM RATE PERIOD shall mean any Rate Period consisting of 7 Rate Period Days.

    MOODY'S shall mean Moody's Investors Service, Inc., a
Delaware corporation, and its successors.

    MOODY'S DISCOUNT FACTOR shall have the meaning specified in
Section 1 of Appendix A hereto.

    MOODY'S ELIGIBLE ASSET shall have the meaning specified in
Section 1 of Appendix A hereto.

    MOODY'S EXPOSURE PERIOD shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

    MOODY'S VOLATILITY FACTOR shall mean, as of any Valuation Date, (a) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (b) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (c) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (d) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (e) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (a) above in this definition instead shall be determined by reference to the following table:

       FEDERAL TAX RATE INCREASE     VOLATILITY FACTOR

                  5%                        295%
                  10%                       317%
                  15%                       341%
                  20%                       369%
                  25%                       400%
                  30%                       436%
                  35%                       477%
                  40%                       525%

    MUNICIPAL OBLIGATIONS shall mean any and all instruments that pay interest or make other distributions that are exempt from regular federal income tax and in which the Corporation may invest consistent with the investment policies and contained in its registration statement on Form N-2 as the same may be amended from time to time.

    1940 ACT shall mean the Investment Company Act of 1940, as amended.

    1940 ACT CURE DATE, with respect to the failure by the Corporation to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of these Articles) as of the last Business Day of each month, shall mean the last Business Day of the following month.

    1940 ACT PREFERRED SHARES ASSET COVERAGE shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation that are shares of stock, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

    NOTICE OF REDEMPTION shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of
Section 11 of Part I of these Articles.

    NOTICE OF SPECIAL RATE PERIOD shall mean any notice with respect to a Special Rate Period of any series of Preferred

Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of these Articles.

    ORDER and ORDERS shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles.

    OTHER ISSUES, if defined in Section 1 of Appendix A hereto, shall have the meaning specified in that section.

    OUTSTANDING shall mean, as of any Auction Date with respect to any series of Preferred Shares, the number of shares of such series theretofore issued by the Corporation except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Corporation, (ii) any shares of such series as to which the Corporation or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation.

    PERSON shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

    POTENTIAL BENEFICIAL OWNER, with respect to any series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

    POTENTIAL HOLDER, with respect to any series of Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Corporation) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

    PREFERRED SHARES shall have the meaning set forth in the "Designation" section of these Articles.

    PREFERRED SHARES BASIC MAINTENANCE AMOUNT, as of any Valuation Date, shall mean the dollar amount equal to the sum of:
(a)(i) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Stock outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other Preferred Stock) then subject to redemption; (ii) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Stock to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (iii) the aggregate amount of dividends that would accumulate on shares of each series of Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that, if on such Valuation Date, the Corporation shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (A) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (B) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Corporation shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other Preferred Stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other Preferred Stock) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of Preferred Stock other than Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (iii) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of Preferred Stock other than Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (iv) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; (v) the amount of the Corporation's Maximum Potential Gross-up Payment Liability in respect of the Preferred Shares (and similar amounts payable in respect of other Preferred Stock pursuant to provisions similar to those contained in Section 3 of
Part I of these Articles) as of such Valuation Date; (vi) the amount of any indebtedness or obligations of the Corporation senior in right of payment to the Preferred Shares and (vii) any current liabilities as of such Valuation Date to the extent not reflected in any of (a)(i) through (a)(v) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (b) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (a)(i) through
(a)(vii) become payable, otherwise the Moody's Discounted Value and, for the purposes of the current S&P guidelines, the face value of cash, short-term Municipal Obligations rated SP-1 or A-1 or Municipal Obligations rated A, provided in each case that such securities mature on or prior to the date upon which any of
(a)(i) through (a)(vii) become payable, otherwise the S&P Discounted Value) of any of the Corporation's assets irrevocably deposited by the Corporation for the payment of any of (a)(i) through (a)(vii).

    PREFERRED SHARES BASIC MAINTENANCE CURE DATE, with respect to the failure by the Corporation to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of these Articles) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

    PREFERRED SHARES BASIC MAINTENANCE REPORT shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Corporation which sets forth, as of the related Valuation Date, the assets of the Corporation, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

    PREFERRED STOCK shall mean the preferred stock of the Corporation, and includes the Preferred Shares.

    QUARTERLY VALUATION DATE shall mean the last Business Day of the last month of each fiscal quarter of the Corporation in each fiscal year of the Corporation, commencing January 31, 2002.

    RATE MULTIPLE shall have the meaning specified in Section 1 of Appendix A hereto.

    RATE PERIOD, with respect to any series of Preferred Shares, shall mean the Initial Rate Period, and any Transitional Rate Period, of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

    RATE PERIOD DAYS, for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of
Section 2 of Part I of these Articles or paragraph (b) of Section 4 of Part I of these Articles.

    RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD shall mean (a) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades that generated such receivables are (A) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (B) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (b) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

    REDEMPTION DATE shall mean the date determined in accordance with Section 11 of Part I of these Articles.

    REDEMPTION PRICE shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of these Articles.

    REFERENCE RATE shall mean (a) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the AA Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer,
(b) the AA Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (c) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

    REGISTRATION STATEMENT shall mean the Registration Statement filed on Form N-2 with the Securities and Exchange Commission with respect to the Preferred Shares.

    S&P shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

    S&P DISCOUNT FACTOR shall have the meaning specified in
Section 1 of Appendix A hereto.

    S&P ELIGIBLE ASSET shall have the meaning specified in
Section 1 of Appendix A hereto.

    S&P EXPOSURE PERIOD shall mean the maximum period of time following a Valuation Date that the Corporation has under these Articles to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of these Articles).

    S&P VOLATILITY FACTOR shall mean, as of any Valuation Date, a multiplicative factor equal to (a) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (b) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (c) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.


    SECURITIES DEPOSITORY shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

    SELL ORDER and SELL ORDERS shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles.

    SPECIAL RATE PERIOD, with respect to any series of Preferred
Shares, shall have the meaning specified in paragraph (a) of
Section 4 of Part I of these Articles.

    SPECIAL REDEMPTION PROVISIONS shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of these Articles.

    SUBMISSION DEADLINE shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction
Agent as specified by the Auction Agent from time to time.

    SUBMITTED BID and SUBMITTED BIDS shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles.

    SUBMITTED HOLD ORDER and SUBMITTED HOLD ORDERS shall have the respective meanings specified in paragraph (a) of Section 3 of
Part II of these Articles.

    SUBMITTED ORDER and SUBMITTED ORDERS shall have the respective meanings specified in paragraph (a) of Section 3 of
Part II of these Articles.

    SUBMITTED SELL ORDER and SUBMITTED SELL ORDERS shall have the respective meanings specified in paragraph (a) of Section 3 of
Part II of these Articles.

    SUBSEQUENT RATE PERIOD, with respect to any series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

    SUBSTITUTE COMMERCIAL PAPER DEALER shall mean any commercial paper dealer selected by the Corporation as to which Moody's, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a Commercial Paper Dealer.

    SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER shall mean any U.S. Government securities dealer selected by the Corporation as to which Moody's, S&P or any substitute rating agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

    SUFFICIENT CLEARING BIDS shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles.

    TAXABLE ALLOCATION shall have the meaning specified in
Section 3 of Part I of these Articles.

    TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND
RATE, on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (a) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax", divided by (b) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (i) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (ii) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

    TAXABLE INCOME shall have the meaning specified in Section 6 of Appendix A hereto.

    TREASURY BILL shall mean a direct obligation of the U.S.
Government having a maturity at the time of issuance of 364 days or less.

    TREASURY BILL RATE, on any date for any Rate Period, shall mean (a) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of the Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury Bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the rate period; or (b) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the rate period as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

    TREASURY NOTE shall mean a direct obligation of the U.S.
Government having a maturity at the time of issuance of five years or less but more than 364 days.

    TREASURY NOTE RATE, on any date for any Rate Period, shall mean (a) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (b) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Corporation to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Corporation does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

    U.S. GOVERNMENT SECURITIES DEALER shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc. Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Corporation as to which Moody's shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

    VALUATION DATE shall mean, for purposes of determining whether the Corporation is maintaining the Preferred Shares Basic
Maintenance Amount, each Business Day.

    VOLATILITY FACTOR shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility
Factor.

    VOTING PERIOD shall have the meaning specified in paragraph
(b) of Section 5 of Part I of these Articles.

    WINNING BID RATE shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles.

Any additional definitions specifically set forth in Section 1 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.

                             PART I

1. NUMBER OF AUTHORIZED SHARES. The number of authorized shares constituting a series of Preferred Shares shall be as set forth with respect to such series in "Designation" above.

2. DIVIDENDS.

    (a) RANKING. The shares of each series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of Preferred Stock as to the payment of dividends by the Corporation.

    (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of any series of Preferred Shares shall be entitled to receive, when, as and if authorized by the Board of Directors and declared by the Corporation, out of funds legally available therefor in accordance with the Charter and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, and no more (except to the extent set forth in Section 3 of this Part
I), payable on the Dividend Payment Dates with respect to shares of such series. Holders of shares of any series of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph
(e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

    (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE.
Dividends on shares of any series of Preferred Shares shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

    (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to any series of Preferred Shares shall be as set forth with respect to shares of such series in Section 8 of Appendix A; provided, however, that:

         (i) (A) in the case of the Preferred Shares Series M, if the Tuesday on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after that day, (B) in the case of the Preferred Shares Series T, if the Wednesday on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after that day, (C) in the case of the Preferred

Shares Series W, if the Thursday on which dividends would other wise be payable on such shares is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after that day; and (D) in the case of the Preferred Shares Series TH, if the Friday on which dividends would otherwise be payable on such shares is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after that day; and

         (ii) notwithstanding "Designation" above, the Corporation in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of any series of Preferred Shares consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Corporation; and further provided that (A) any such Dividend Payment Date shall be a Business Day and (B) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of
Section 4 of this Part I.

    (e) APPLICABLE RATES AND CALCULATION OF DIVIDENDS.

         (i) APPLICABLE RATES. The Applicable Rate on shares of any series of Preferred Shares during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under Designation above. For each Subsequent Rate Period of shares of such series thereafter, the Applicable Rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

              (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the Applicable Rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

              (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business

Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Corporation shall have paid to the Auction Agent a Late Charge equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (I) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (II) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Corporation pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (I) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (II) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the Applicable Rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

              (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Corporation shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Corporation pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Corporation cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the Applicable Rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB2"); or

              (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Corporation shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (1) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (2) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (I) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (II) the Corporation pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (II) to apply only in the event Moody's is rating such shares at the time the Corporation cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the Applicable Rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB2") (the rate per annum at which dividends are payable on the Preferred Shares for any Rate Period thereof being herein referred to as the Applicable Rate for shares of such series).

         (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on any series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

    (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to any series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Corporation to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Corporation shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on shares of such series and (ii) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Corporation pursuant to paragraph (c) of Section 11 of Part I of these Articles; provided, however, that the foregoing clause (ii) shall not apply to the Corporation's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

    (g) DIVIDEND PAYMENTS BY CORPORATION TO AUCTION AGENT. The Corporation shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for any series of Preferred Shares, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

    (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY CORPORATION. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, upon request to the extent permitted by law, be repaid to the Corporation at the end of 90 days from the date on which such moneys were so to have been applied.

    (i) DIVIDENDS PAID TO HOLDERS.  Each dividend on Preferred
Shares shall be paid on the Dividend Payment Date therefor to the Holders on the Business Day next preceding such Dividend Payment
Date.

    (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

    (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on Preferred Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Corporation, to the extent permitted by, and for purposes of,
Section 852 of the Code.

3. GROSS-UP PAYMENTS. Holders shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

    (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Corporation allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of the Articles (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Corporation, the Corporation shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Corporation's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address.

    (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Corporation makes a Taxable Allocation to a dividend paid on Preferred Shares, the Corporation shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Corporation's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder that was entitled to such dividend payment during such calendar year.


    (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The
Corporation shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Corporation.

4. DESIGNATION OF SPECIAL RATE PERIODS.

    (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Corporation, at its option, may designate any succeeding Subsequent Rate Period of any series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, provided, however, that such Special Rate Period may consist of a number of Rate Period days not evenly divisible by seven if all series of Preferred Shares are to be redeemed at the end of the Special Rate Period, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 4, (ii) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (iii) if any Notice of Redemption shall have been mailed by the Corporation pursuant to paragraph
(c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Corporation wishes to designate any succeeding Subsequent Rate Period for any series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Corporation shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Corporation wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

    (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Corporation wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (i) a Tuesday that is a Business Day in the case of the Preferred Shares Series

M, or (ii) a Wednesday that is a Business Day in the case of the Preferred Shares Series T, (iii) a Thursday that is a Business Day in the case of Preferred Shares Series W, or (iv) a Friday that is not a Business Day in the case of Preferred Shares Series TH, then the Corporation shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (A) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Preferred Shares Series M, (B) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Preferred Shares Series T, (C) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Preferred Shares Series W, and (D) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Preferred Shares Series TH.

    (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Corporation proposes to designate any succeeding Subsequent Rate Period of any series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 nor more than 30 days prior to the date the Corporation proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Corporation in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Corporation by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Corporation may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Corporation will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date notify the Auction Agent of either (1) its determination, subject to certain conditions, to exercise such option, in which case the Corporation shall specify the Special Rate Period designated, or
(2) its determination not to exercise such option.

    (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of any series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4, the Corporation shall deliver to the Auction Agent either:

         (i) a notice ("Notice of Special Rate Period") stating
(A) that the Corporation has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (I) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (II) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Corporation, as described in the definition of Moody's Discount Factor herein); or

         (ii) a notice stating that the Corporation has determined not to exercise its option to designate a Special Rate
Period of shares of such series and that the next succeeding Rate
Period of shares of such series shall be a Minimum Rate Period.

    (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Corporation fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this
Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Corporation shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this
Section 4. In the event the Corporation delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Corporation, and the contents of such notice shall be binding on the Corporation. In the event the Corporation delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this
Section 4, the Corporation will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

5. VOTING RIGHTS.

    (a) ONE VOTE PER PREFERRED SHARE. Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of stockholders of the Corporation, and (ii) the Holders and holders of outstanding Preferred Stock and of Common Stock shall vote together as a single class; provided, however, that the Holders and holders of outstanding Preferred Stock shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of Common Stock of the Corporation, to elect two Directors of the Corporation, each share of Preferred Stock, including each Preferred Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Stock and Preferred Stock, including the Holders, voting together as a single class, shall elect the balance of the Directors.

    (b) VOTING FOR ADDITIONAL DIRECTORS.

         (i) VOTING PERIOD. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the Holders and holders of Preferred Stock, would constitute a majority of the Board of Directors as so increased by such, smallest number; and the Holders and holders of Preferred Stock, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities, including all other classes or series of stock, of the Corporation), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

              (A) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding share of Preferred Stock, including Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

              (B) if at any time Holders and holders of Preferred
Stock are entitled under the 1940 Act to elect a majority of the Directors of the Corporation.

         Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders and holders of Preferred Stock upon the further occurrence of any of the events described in this subparagraph
(b)(i).

         (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the Holders and holders of Preferred Stock to elect additional Directors as described in subparagraph (b)(i) of this Section 5, the Corporation shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of Holders and holders of Preferred Stock held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities, including all other classes or series of stock, of the Corporation), shall be entitled to elect the number of Directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

         (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are Directors of the Corporation at the time of a special meeting of Holders and holders of other Preferred Stock to elect Directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent Directors elected by the holders of the Common Stock, shall constitute the duly elected Directors of the Corporation.

         (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders and holders of other

Preferred Stock pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the number of Directors constituting the Board of Directors shall decrease accordingly, the remaining Directors shall constitute the Directors of the Corporation and the voting rights of the Holders and such other holders to elect additional Directors pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

    (c) HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER
MATTERS.

         (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of a majority of the outstanding Preferred Shares, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, voting separately as one class: (A) authorize, create or issue any class or series of stock ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors, without the vote or consent of the Holders, may from time to time authorize and create, and the Corporation may from time to time issue, shares of any classes or series of Preferred Stock (including Preferred Shares) ranking on a parity with the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation; provided, however, that if Moody's or S&P is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Corporation outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 5 of Appendix A hereto),
(B) amend, alter or repeal the provisions of the Charter, or these Articles, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (1) none of the actions permitted by the exception to (A) above will be deemed to affect such preferences, rights or powers, (2) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders and (3) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Corporation not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount, or (c) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent.

         (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the Holders of 75% of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any conversion of the Corporation from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a majority of the outstanding Preferred Shares, voting separately as a class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a majority of the outstanding Preferred Shares, voting separately as a class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. For purposes of the foregoing, majority of the outstanding Preferred Shares is determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of
Section 13(a) of the 1940 Act, the Corporation shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Corporation shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) of the results of such vote.

         (iii) OTHER MATTERS. (A) Notwithstanding any other provision of the Charter, and subject to the exceptions provided in paragraph (d) of this Section 5(c)(iii), the types of transactions described in paragraph (c) of this Section 5(c)(iii) shall require the affirmative vote of seventy-five percent (75%) of the outstanding Preferred Shares, voting together with the Common Stock when a Principal Shareholder (as defined in paragraph (b) of this Section 5(c)(iii) is a party to the transaction. Such affirmative vote shall be in addition to the vote of the holders of the stock of the Corporation otherwise required by law or any agreement between the Corporation and any national securities exchange.

    (B) The term "Principal Shareholder" shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding shares of stock of the Corporation and shall include any affiliate or associate, as such terms are defined in clause (II) below, of a Principal Shareholder. For the purposes of this Section 5(c)(iii), in addition to the shares of stock which a corporation, person or other entity beneficially owns directly, (1) any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of stock of the Corporation (I) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding stock options granted by the Corporation) or (II) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (I) above), by any other corporation, person or entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of the Corporation, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect from time to time, and (2) the outstanding shares of any class of stock of the Corporation shall include shares deemed owned through application of clauses (I) and (II) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

    (C) This Section 5(c)(iii) shall apply to the following transactions:

         (1) The merger, consolidation or statutory share exchange of the Corporation with or into any Principal
Shareholder.

         (2) The issuance of any securities of the Corporation to any Principal Shareholder for cash except upon
(I) reinvestment of dividends pursuant to a dividend reinvestment plan of the Corporation or (II) issuance of any securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation or (III) a public offering by the Corporation registered under the Securities Act of 1933, as amended.

         (3) The sale, lease or exchange of all or any substantial part of the assets of the Corporation to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

         (4) The sale, lease or exchange to the Corporation or any subsidiary thereof, in exchange for securities of the Corporation, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

    (D) The provisions of this Section 5(c)(iii) shall not be applicable to (1) any of the transactions described in Paragraph
(C) of this Section if the Continuing Directors of the Corporation (as defined below) shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, or (2) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Corporation and its subsidiaries. A "Continuing Director" is a Director who (I) was a Director on the date of the closing of the initial public offering of the Corporation's Common Stock or (II) subsequently became a Director and whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of a majority of the Continuing Directors then on the Board of Directors.

    (E) The Board of Directors shall have the power and duty to determine for the purposes of this Section 5(c)(iii) on the basis of information known to the Corporation, whether (1) a corporation, person or entity beneficially owns more than five percent (5%) of the outstanding shares of any class of stock of the Corporation, (2) a corporation, person or entity is an "affiliate" or "associate" (as defined above) of another, (3) the assets being acquired or leased to or by the Corporation, or any subsidiary thereof, constitute a substantial part of the assets of the Corporation and have an aggregate fair market value of less than $1,000,000, and (4) the memorandum of understanding referred to in Paragraph (D) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.

    (F) The liquidation or dissolution of the Corporation and any amendments to the Charter to terminate the Corporation's existence shall require the affirmative vote of seventy-five percent (75%) of the outstanding Preferred Shares voting together with the Common Stock, provided, however, that if a majority of the Continuing Directors shall have approved the liquidation or dissolution of the Corporation, such action shall require the affirmative vote of a majority of the votes entitled to be cast.

    (d) CERTAIN DEFINITIONS DEPENDENT UPON FACTS ASCERTAINABLE OUTSIDE THE CHARTER. The rights of any Preferred Shares or the Holders thereof, including the interpretation or applicability of any or all of the definitions of the terms listed below that were adopted pursuant to ratings agency guidelines, may from time to time be modified by the Board of Directors in its sole discretion based on a determination by the Board of Directors that such action is necessary or appropriate with respect to the Preferred Shares; provided, however, that the Board of Directors receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the Preferred Shares and in no event being required to be obtained in the case of the definitions of (1) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and (2) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the Preferred Shares and in no event being required to be obtained in the case of the definitions of (I) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody's Eligible Assets, and (II) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such modification would not impair the ratings then assigned by Moody's or S&P, as the case may be, to Preferred Shares:

    Deposit Securities              Moody's Volatility Factor
    Discounted Value                1940 Act Cure Date
    Escrowed Bonds                  1940 Act Preferred Shares
                                      Asset Coverage
    Issue Type Category             Other Issues
    Market Value                    Quarterly Valuation Date
    Maximum Potential Gross-up
      Payment Liability             Receivables for Municipal
      Obligations Sold
    Preferred Shares Basic
      Maintenance Amount            S&P Discount Factor
    Preferred Shares Basic
      Maintenance Cure Date         S&P Eligible Asset
    Preferred Shares Basic
      Maintenance Report            S&P Exposure Period
    Moody's Discount Factor         S&P Volatility Factor
    Moody's Eligible Asset          Valuation Date
    Moody's Exposure Period         Volatility Factor

    (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS.
Unless otherwise required by law, the Holders shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

    (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders shall have no preemptive rights or rights to cumulative voting.

    (g) VOTING FOR DIRECTORS SOLE REMEDY FOR CORPORATION'S
FAILURE TO PAY DIVIDENDS. In the event that the Corporation fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 5.

    (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Articles, by the other provisions of the Charter, by statute or otherwise, no Holder shall be entitled to vote any Preferred Shares and no Preferred Shares shall be deemed to be outstanding for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. None of the Preferred Shares held by the Corporation or any affiliate of the Corporation (except for shares held by a Broker-Dealer that is an affiliate of the Corporation for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

6. 1940 ACT PREFERRED SHARES ASSET COVERAGE. The Corporation shall maintain, as of the last Business Day of each month in which any Preferred Share is outstanding, the 1940 Act Preferred
Shares Asset Coverage.

7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

    (a) So long as Preferred Shares are outstanding, the Corporation shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares).

    (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Corporation fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic

Maintenance Cure Date with respect to such Valuation Date, the Corporation shall complete and deliver to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Corporation mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Corporation shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the Preferred Shares) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, (ii) Moody's (if Moody's is then rating the Preferred Shares) and S&P (if S&P is then rating the Preferred Shares) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and (iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Corporation to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Corporation is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

    (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date, the Corporation shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Corporation during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Corporation determined in accordance with these Articles whether the Corporation had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic

Maintenance Amount, (iii) that, in such Report (and in such randomly selected Report), the Corporation determined whether the Corporation had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Articles, S&P Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences), (vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Corporation's assets to the Corporation for purposes of valuing securities in the Corporation's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Corporation and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vii) with respect to such confirmation to Moody's and S&P, that the Corporation has satisfied the requirements of Section 13 of these Articles (such confirmation is herein called the "Accountant's Confirmation").

    (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Corporation failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Corporation shall cause the Independent Accountant to provide to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

    (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's

Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Corporation was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Corporation, and the Corporation shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to S&P (if S&P is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either S&P or Moody's is then rating the Preferred Shares) promptly following receipt by the Corporation of such Accountant's Confirmation.

    (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of Preferred Shares, the Corporation shall complete and deliver to S&P (if S&P is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Corporation shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

    (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Corporation shall have redeemed Common Stock or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105% or (iii) whenever requested by Moody's and S&P, the Corporation shall complete and deliver to S&P (if S&P is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of either such event.

8. [RESERVED].

9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

    (a) DIVIDENDS ON PREFERRED STOCK OTHER THAN PREFERRED SHARES. Except as set forth in the next sentence and in paragraph (c) of this Section 9, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of Preferred Stock ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on each series of Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of Preferred Stock ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of Preferred Stock ranking on a parity as to the payment of dividends with the Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other class or series of shares of Preferred Stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of Preferred Stock bear to each other (for purposes of this sentence, the amount of dividends declared per one Preferred Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

    (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON STOCK UNDER THE 1940 ACT. The Board of Directors shall not authorize any dividend (except a dividend payable in Common Stock), or authorize any other distribution, upon the Common Stock, or purchase Common Stock, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

    (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any of the Preferred Shares is outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (i) the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding
up) in respect of the Common Stock or any other shares of the Corporation ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Corporation ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Corporation ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (A) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (B) the Corporation has redeemed the full number of shares of each series of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (ii) the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding
up) in respect of Common Stock or any other shares of the Corporation ranking junior to the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Corporation ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

10. RATING AGENCY RESTRICTIONS. For so long as any Preferred Shares are outstanding and Moody's or S&P, or both, are rating such shares, the Corporation will not, unless it has received written confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

    (a) buy or sell futures or write put or call options except as provided in Section 7 of Appendix A hereto;

    (b) borrow money, except that the Corporation may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or
(B) is for "temporary purposes", is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centrum of the value of the total assets of the Corporation at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

    (c) issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Corporation, or reissue any Preferred Shares previously purchased or redeemed by the Corporation;

    (d) engage in any short sales of securities;

    (e) lend securities;

    (f) merge or consolidate into or with any other corporation;

    (g) change the Pricing Service  or

    (h) enter into reverse repurchase agreements.

11. REDEMPTION.

    (a) OPTIONAL REDEMPTION.

         (i) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Corporation, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the Redemption Date fixed for redemption; provided, however, that (A) shares of any series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than [250] shares of such series remain outstanding; (B) shares of any series of Preferred Shares are redeemable by the Corporation during the Initial Rate Period thereof only on a Redemption Date that is the second Business Day next preceding the last Dividend Payment Date for such Initial

Rate Period; and (C) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of any series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Corporation, may provide Special Redemption Provisions that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein.

         (ii) A Notice of Special Rate Period relating to any series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Corporation's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Corporation.

         (iii) If fewer than all of the outstanding shares of any series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

         (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Corporation, as a whole but not in part, out of funds legally available therefor, on a Redemption Date that is the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

         (v) The Corporation may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (A) the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders by reason of the redemption of such shares on such Redemption Date and (B) the Discounted Value of

Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the Preferred Shares) each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (Bb) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Corporation, as described in the definition of Moody's Discount Factor herein.

    (b) MANDATORY REDEMPTION. The Corporation shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the Redemption Date that is the date fixed by the Board of Directors for redemption, certain of the Preferred Shares, if the Corporation fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Corporation's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other Preferred Stock the redemption or retirement of which would have had such result, all Preferred Shares and Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Corporation shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among each series of Preferred Shares and other Preferred Stock subject to redemption or retirement. The Corporation shall effect such redemption on the Redemption Date, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of Preferred Shares and other Preferred Stock which are subject to redemption or retirement or the Corporation otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Corporation shall redeem those Preferred Shares and other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

    (c) NOTICE OF REDEMPTION. If the Corporation shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Corporation on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Corporation may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this
Section 11 that such redemption is subject to one or more conditions precedent and that the Corporation shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

    (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this
Section 11, if any dividends on shares of any series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of such series of Preferred Shares; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

    (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem the Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Corporation's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Corporation may not have redeemed the Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on the Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

    (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY CORPORATION. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

    (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the Redemption Date, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Corporation shall be entitled to receive from the Auction Agent, promptly after the Redemption Date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on the Redemption Date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, upon request and to the extent permitted by law, be repaid to the Corporation, after which time the Holders of Preferred Shares so called for redemption may look only to the Corporation for payment of the Redemption Price and all other amounts to which they may be entitled.

    (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Corporation shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

    (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

12. LIQUIDATION RIGHTS.

    (a) RANKING. The shares of any series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of Preferred Stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.

    (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Corporation ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Part I in connection with the liquidation of the Corporation. After the payment to the Holders of the full preferential amounts provided for in this paragraph
(b), the Holders shall have no right or claim to any of the remaining assets of the Corporation.

    (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Corporation available for distribution to the Holders upon any dissolution, liquidation, or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

    (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, after payment shall have been made in full to the Holders as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

    (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any Maryland corporation nor the merger or consolidation of any Maryland corporation into or with the Corporation shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this
Section 12.

    (f) LIQUIDATION DISTRIBUTION UPON DISSOLUTION NOT ADDED TO CORPORATION'S TOTAL LIABILITIES. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the Maryland General Corporation Law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of Holders of the Preferred Shares will not be added to the Corporation's total liabilities.

13. MISCELLANEOUS.

    (a) APPENDIX A INCORPORATED BY REFERENCE. Appendix A hereto is incorporated in and made a part of these Articles by reference thereto.

    (b) NO FRACTIONAL SHARES. No fractional Preferred Shares shall be issued.

    (c) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE CORPORATION. Shares of any series of Preferred Shares which are redeemed, exchanged or otherwise acquired by the Corporation shall return to the status of authorized and unissued shares of Common Stock.

    (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of these Articles to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Articles with respect to any series of Preferred Shares prior to the issuance of shares of such series.

    (e) HEADINGS NOT DETERMINATIVE. The headings contained in these Articles are for convenience of reference only and shall not affect the meaning or interpretation of these Articles.

    (f) NOTICES. All notices or communications, unless otherwise specified in the Bylaws of the Corporation or these Articles, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                            PART II

1. ORDERS.

    (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

         (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

              (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial
Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding
Rate Period of such shares;

              (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

              (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

         and

         (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

    For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-

Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders".

    (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

              (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

              (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause
(iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

              (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of
Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

         (ii) A Sell Order by a Beneficial Owner or an Existing
Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

              (A) the number of Outstanding shares of such series specified in such Sell Order; or

              (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph
(b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

         provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Corporation) with the provisions of Section 7 of this Part II or
(2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

         (iii) A Bid by a Potential Beneficial Holder or a
Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

              (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

              (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

    (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

    (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of a series of Preferred Shares subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

         (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Corporation);

         (ii) the aggregate number of shares of such series that are the subject of such Order;

         (iii) to the extent that such Bidder is an Existing
Holder of shares of such series:

              (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

              (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

              (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

         (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

    (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth
(.001) of 1%.

    (c) If an Order or Orders covering all of the Outstanding shares of a series of Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

    (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of a series of Preferred Shares subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

         (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

         (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

              (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

              (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess;
and

              (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

         (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

    (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

    (f) Any Order submitted by a Beneficial Owner or a Potential
Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE
AND APPLICABLE RATE.

    (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

         (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

         (ii) from the Submitted Orders for shares of such series whether:

              (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

         exceeds or is equal to the sum of:

              (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

              (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

         (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids
(the Winning Bid Rate for shares of such series) which if:

              (A)(1) each such Submitted Bid of Existing Holders specifying such lowest rate and (2) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

              (B)(1) each such Submitted Bid of Potential Holders specifying such lowest rate and (2) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

    (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Corporation of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

         (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

         (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

         (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 6 of Appendix A hereto.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

    (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

         (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

         (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

         (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning
Bid Rate for shares of such series shall be accepted;

         (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares (remaining shares) in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

         (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred

Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

    (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this
Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

         (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

         (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

         (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

    (c) If all of the Outstanding shares of a series of Preferred
Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

    (d) If, as a result of the procedures described in clause
(iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of such series of Preferred Shares to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

    (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of such series of Preferred Shares for purchase among Potential Holders so that only whole shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of such series of Preferred Shares on such Auction Date.

    (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

    (g) Neither the Corporation nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of any series of Preferred Shares or to pay for shares of any series of Preferred Shares sold or purchased pursuant to the Auction Procedures or otherwise.

5. NOTIFICATION OF ALLOCATIONS. Whenever the Corporation intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Corporation shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Corporation, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of Preferred Shares believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6. AUCTION AGENT. For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Corporation to so, shall be in each case a commercial bank, trust company or other financial institution independent of the Corporation and its Affiliates (which however, may engage or have engaged in business transactions with the Corporation or its Affiliates) and at no time shall the Corporation or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for Preferred Shares of a series and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7. TRANSFER OF SHARES OF ANY SERIES OF PREFERRED SHARES. Unless otherwise permitted by the Corporation, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of any series of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Corporation) to whom such transfer is made shall advise the Auction Agent of such transfer.

8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period, (a) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (b) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Corporation to any Person other than the Securities Depository or its nominee.

9. FORCE MAJEURE

    (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services of the Auction Agent is no able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

    (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications service or the dividend payable on such date can not be paid for any such reason, then:

         (i) the Dividend Payment Date for the affected Dividend
Period shall be the next Business Day o which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

         (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend
Payment Date had remained the scheduled date; and

         (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

         SECOND: The Preferred Shares have been classified and designated by the Board of Directors under the authority contained in the Charter.

         THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

         FOURTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested by its Secretary on this ____ day of __________, 2002.




ATTEST:                      ALLIANCE NATIONAL MUNICIPAL
                               INCOME FUND, INC.

_______________________      _______________________(seal)
Edmund P. Bergan, Jr.        John D. Carifa
Secretary                    President

                           APPENDIX A

          ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.


SECTION 1. CERTAIN DEFINITIONS. For purposes of these Articles, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

    (a) ESCROWED BONDS shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating. In the event that a defeased obligation which is an S&P Eligible Asset does not meet the criteria of an Escrowed Bond, such Municipal Obligation will be deemed to remain in the Issue Type Category into which it fell prior to such defeasance.

    (b) GROSS-UP PAYMENT means payment to a Holder of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money;
(ii) assuming that no Holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Corporation; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of Preferred Shares at the maximum marginal combined regular Federal personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

    (c) ISSUE TYPE CATEGORY shall mean, with respect to a Municipal Obligation acquired by the Corporation, (i) for purposes of Issue Type Concentration in calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Corporation: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues (Other Issues) not falling within one of the aforementioned categories (includes special obligations to crossover, excise and sales tax revenue; recreation revenue, special assessment and telephone revenue bonds); and (ii) for purposes of calculating S&P Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the
Corporation: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); public power utilities issues (including issues related to the provision of electricity, either singly or in combination with the provision of other utilities, and issues related only to the provision of gas); water and sewer utilities issues (including issues related to the provision of water and sewers as well as combination utilities not falling within the public power utilities category); special utilities issues (including issues related to resource recovery, solid waste and irrigation as well as other utility issues not falling within the public power and water and sewer utilities categories); general obligation issues; lease obligations (including certificates of participation); Escrowed Bonds; and other issues (Other Issues) not falling within one of the aforementioned categories. Municipal Obligations in the utility issue category will be classified within one of the three following sub-categories: (A) electric, gas and combination issues (if the combination issue includes an electric issue); (B) water and sewer utilities and combination issues (if the combination issue does not include an electric issue); and (C) irrigation, resource recovery, solid waste and other utilities, provided that Municipal Obligations included in this sub-category (C) must be rated by S&P in order to be included in S&P Eligible Assets. Municipal Obligations in the transportation issue category will be classified within one of the two following sub-categories: (1) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, airports, real estate, bridges); and (2) mass transit, parking seaports and others.

    (d) MOODY'S DISCOUNT FACTOR shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                      Rating Category

Exposure
Period          Aaa*    Aa*     A*   Baa*    Other**   (V)MIG-1***  SP-1+****  Unrated*****
--------        ---     --      -    ----    ----      --------     -----      -------

7 weeks.......  151%    159%   168%   202%     229%        136%        148%       225%
8 weeks or
less but
greater than
seven weeks...  154%    164%   173%   205%     235%        137%        149%       231%
9 weeks or
less but
greater than
eight weeks...  158%    169%   179%   209%     242%        138%        150%       240%

____________________
*   Moody's rating.

** Municipal Obligations not rated by Moody's but rated BBB by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

**** Municipal Obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P.

Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

    (e) MOODY'S ELIGIBLE ASSET shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P provided, however, that for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (including any short-term Municipal Obligation) shall be deemed to have a Moody's rating that is one full rating category lower than its S&P Rating (iii) does not have its Moody's rating, as applicable, suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Municipal Obligations issued by issuers located within a single state or territory and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within a single state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets;

and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P. When the Corporation sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Corporation purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Corporation upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

    Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Corporation will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Corporation by Alliance Capital Management L.P., State Street Bank & Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

    For the purposes of determining Moody's Eligible Assets, the following diversification guidelines apply:

           MINIMUM                                   MAXIMUM    MAX STATE OR
           ISSUER       MAXIMUM    MAXIMUM TYPE      COUNTY       TERRITORY
            SIZE      UNDERLYING   CONCENTRATION  CONCENTRATION CONCENTRATION
RATING     ($mln)    OLIGOR(%)(1)    (%)(3)(4)      (%)(1)(5)     (%)(1)(5)

Aaa          10           100           100            100           100
Aa           10           20            60             60            60
A            10           10            40             40            40
Baa          10            6            20             20            20
Other(2)     10            4            12             12            12

(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.
(2) State municipal bonds and Municipal Obligations not rated by Moody's but rated BBB or BBB+ by S&P.
(3) Does not apply to general obligations bonds.
(4) In no event shall:
    (a) more than 10% of Moody's Eligible Assets consist of student loan issues
(5) Applicable to general obligation bonds only.
(6) Does not apply to state Municipal Bonds. Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

    (f) OTHER ISSUES shall have the respective meanings specified in the definition of Issue Type Category.

    (g) RATE MULTIPLE, for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

           PREVAILING RATING           PERCENTAGE

      aa3/AA-- or higher........          110%
      a3/A--....................          125%
      baa3/BBB--................          150%
      ba3/BB--..................          200%
      Below ba3/BB--............          250%

provided, however, that in the event the Corporation has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular Federal personal income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

    For purposes of this definition, the prevailing rating of shares of a series of Preferred Shares shall be (i) aa3/AA-- or higher if such shares have a rating of aa3 or better by Moody's and AA-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not aa3/AA-- or higher, then a3/A-- if such shares have a rating of a3 or better by Moody's and A-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not aa3/AA-- or higher or a3/A--, then baa3/BBB-- if such shares have a rating of baa3 or better by Moody's and BBB-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not aa3/AA-- or higher, a3/A-- or baa3/BBB--, then ba3/BB-- if such shares have a rating of ba3 or better by Moody's and BB-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not aa3/AA-- or higher, a3/A--, baa3/BBB--, or ba3/BB--, then Below ba3/BB--; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Corporation shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for Preferred Shares. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 3 of Appendix A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of Preferred Shares set forth opposite such party's name in Section 3 of Appendix A and the Corporation shall take all reasonable action to enable such rating agency to provide a rating for such shares.

    (h) S&P DISCOUNT FACTOR shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                               RATING CATEGORY

Exposure Period      AAA*          AA*        A*         BBB*     HIGH YIELD
45 Business Days     190%          195%       210%       250%     220%
25 Business Days     170           175        190        230      220
10 Business Days     155           160        175        215      220
7 Business Days      150           155        170        210      220
3 Business Days      130           135        150        190      220
________
*   S&P rating.

Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 120% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. Receivables for Municipal Obligations Sold, for purposes of calculating S&P Eligible Assets as of any

Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Corporation may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Corporation in writing that such action will not adversely affect its then current rating on the Preferred Shares. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

    (i) S&P ELIGIBLE ASSET shall mean cash (excluding any cash irrevocably deposited by the Corporation for the payment of any liabilities within the meaning of Preferred Shares Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Corporation that (A) is interest bearing and pays interest at least semi-annually; (B) is payable with respect to principal and interest in U.S. Dollars;
(C) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated equivalent or higher to an A by another nationally recognized statistical rating organization, on a case by case basis; (D) is not subject to a covered call or put option written by the Corporation; (E) is not part of a private placement of Municipal Obligations; and (vi) is part of an issue of Municipal Obligations with an original issue size of at least $10 million or if of an issue with an original issue size below $10 million (but in no event below $5 million) is issued by an issuer with a total of at least $50 million of securities outstanding.
Solely for purposes of this definition, the term Municipal Obligation means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

         (A) Municipal Obligations (excluding Escrowed Bonds and High Yield Securities) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets. High Yield Securities of any one issuer shall be considered S&P

Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market
Value of S&P Eligible Assets;

         (B) Municipal Obligations (excluding Escrowed Bonds) of any one Issue Type Category shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; provided, however, that Municipal Obligations falling within the utility Issue Type Category will be broken down into three sub-categories and such Municipal Obligations will be considered S&P Eligible Assets to the extent the Market Value of such Municipal Obligations in each sub-category does not exceed 25% of the aggregate Market Value of S&P Eligible Assets per each sub-category provided that the total utility Issue Type Category does not exceed 60% of the Aggregate Market Value of S&P Eligible Assets; provided, however, that Municipal Obligations falling within the transportation Issue Type Category will be broken down into two sub-categories and such Municipal Obligations will be considered S&P Eligible Assets to the extent the Market Value of such Municipal Obligations in both sub-categories combined does not exceed 40% of the aggregate Market Value of S&P Eligible Assets (exposure to transportation sub-category (i) described in the definition of Issue Type Category is limited to 25% of the aggregate Market Value of S&P Eligible Assets, provided, however, exposure to transportation sub-category (ii) can exceed the 25% limit to the extent that exposure to transportation sub-category (i) is reduced, for a total exposure up to and not exceeding 40% of the aggregate Market Value of S&P Eligible Assets for the transportation Issue Type Category); and provided, however, that the general obligation issues will be considered S&P Eligible Assets only to the extent the Market Value of such general obligation issues does not exceed 50% of the aggregate Market Value of S&P Eligible Assets;

         (C) Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

         (D) Out of State Bonds shall be considered S&P Eligible
Assets only to the extent that the Market Value of such Municipal
Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

SECTION 2. RESERVED.

SECTION 3. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF RATE
MULTIPLE IN THESE ARTICLES.

                  PARTY             SERIES OF PREFERRED SHARES

        Salomon Smith Barney Inc.    Preferred Shares Series M
        Salomon Smith Barney Inc.    Preferred Shares Series T
        Salomon Smith Barney Inc.    Preferred Shares Series W
        Salomon Smith Barney Inc.    Preferred Shares Series Th

SECTION 4. RESERVED.

SECTION 5.  AMOUNT FOR PURPOSES OF SUBPARAGRAPH (c)(i) OF SECTION
5 OF PART I OF THESE ARTICLES. $195,000,000.

SECTION 6. ALL HOLD ORDER RATE FOR PURPOSES OF SUBPARAGRAPH
(b)(iii) OF SECTION 3 OF PART II OF THESE ARTICLES. For purposes of subparagraph (b)(iii) of Section 3 of Part II of these Articles, the All Holder Order Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of
(a)(i) the AA Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (ii) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (iii) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (a)(i), (ii) or (iii), as applicable, being referred to herein as the Benchmark Rate) and
(b) 1 minus the maximum marginal regular Federal personal income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Corporation has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes (hereinafter "Taxable Income"), the All Hold Order Rate for shares of such series for such Rate Period will be (A) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (B) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (1) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (ii) and (2) the product of the maximum marginal regular Federal personal income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (I) dividing the amount of Taxable Income available for distribution per such share of Preferred Shares by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (II) multiplying the amount determined in (I) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (III) dividing the amount determined in (b) above by $25,000.

SECTION 7. CERTAIN OTHER RESTRICTIONS AND REQUIREMENTS.

    (a) For so long as Preferred Shares are rated by S&P, the Corporation will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P, except that the Corporation may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations:

         (i) the Corporation will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Corporation by the Corporation's taking an opposite position thereto ("Closing Transactions")), which would cause the Corporation at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Corporation's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

         (ii) the Corporation will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Corporation's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

         (iii) the Corporation will engage in Closing
Transactions to close out any outstanding futures contract which the Corporation owns or has sold or any outstanding option thereon owned by the Corporation in the event (A) the Corporation does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Corporation is required to pay Variation Margin on the second such Valuation Date;

         (iv) the Corporation will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Corporation holds the securities deliverable under such terms; and

         (v) when the Corporation writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Corporation's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Corporation's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Corporation writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

    For purposes of determining whether the Corporation has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (A) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Corporation plus (B) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Corporation.

    (b) For so long as Preferred Shares are rated by Moody's, the Corporation will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the Preferred Shares by Moody's, except that the Corporation may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

         (i) the Corporation will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions), which would cause the Corporation at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Corporation (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

         (ii) the Corporation will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Corporation and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Corporation (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Corporation shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Corporation);

         (iii) the Corporation will engage in Closing
Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

         (iv) the Corporation will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;

         (v) the Corporation will engage in Moody's Hedging
Transactions only with respect to futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

         (vi) the Corporation will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

         (vii) the Corporation will not enter into an option or futures transaction unless, after giving effect thereto, the Corporation would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

    For purposes of determining whether the Corporation has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Corporation is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (A) assets subject to call options written by the Corporation which are either exchange-traded and readily reversible or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (1) Discounted Value and (2) the exercise price of the call option written by the Corporation; (B) assets subject to call options written by the Corporation not meeting the requirements of clause (A) of this sentence shall have no value; (C) assets subject to put options written by the Corporation shall be valued at the lesser of (1) the exercise price and (2) the Discounted Value of the subject security; (D) futures contracts shall be valued at the lesser of (1) settlement price and (2) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Corporation is the seller the contract may be valued at the settlement price and where the Corporation is the buyer the contract may be valued at the Discounted Value of the subject securities; and (E) where delivery may be made to the Corporation with any security of a class of securities, the Corporation shall assume that it will take delivery of the security with the lowest Discounted Value.

    For purposes of determining whether the Corporation has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the
Corporation: (I) 10% of the exercise price of a written call option; (II) the exercise price of any written put option; (III) where the Corporation is the seller under a futures contract, 10% of the settlement price of the futures contract; (IV) where the Corporation is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;
(V) the settlement price of the underlying futures contract if the Corporation writes put options on a futures contract; and
(VI) 105% of the Market Value of the underlying futures contracts if the Corporation writes call options on a futures contract and does not own the underlying contract.

    (c) For so long as Preferred Shares are rated by Moody's, the Corporation will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 7(b) of this Appendix A), except that the Corporation may enter into such contracts to purchase newly-issued securities on the date such securities are issued (Forward Commitments), subject to the following limitation:

         (i) the Corporation will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Corporation's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Corporation's obligations under any Forward Commitment to which it is from time to time a party; and

         (ii) the Corporation will not enter into a Forward Commitment unless, after giving effect thereto, the Corporation would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

    For purposes of determining whether the Corporation has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Corporation is a party and of all securities deliverable to the Corporation pursuant to such Forward Commitments shall be zero.

SECTION 8. DIVIDEND PAYMENT DATES. Except as otherwise provided in paragraph (d) of Section 2 of Part I of these Articles, dividends shall be payable on shares of:

    Preferred Shares Series M, for the Initial Rate Period on
April 9, 2002, and on each Tuesday thereafter.

    Preferred Shares Series T, for the Initial Rate Period on
April 10, 2002, and on each Wednesday thereafter.

    Preferred Shares Series W, for the Initial Rate Period on
April 4, 2002, and on each Thursday thereafter.

    Preferred Shares Series TH, for the Initial Rate Period on
April 5, 2002, and on each Friday thereafter.

                        TABLE OF CONTENTS

DEFINITIONS.........................................    5
PART I
1. NUMBER OF AUTHORIZED SHARES......................    25
2. DIVIDENDS........................................    25
3. GROSS-UP PAYMENTS................................    31
4. DESIGNATION OF SPECIAL RATE PERIODS..............    32
5. VOTING RIGHTS....................................    35
6. 1940 ACT PREFERRED SHARES ASSET COVERAGE.........    43
7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT........    43
8. [RESERVED].......................................    47
9. RESTRICTIONS ON DIVIDENDS
     AND OTHER DISTRIBUTIONS........................    47
10. RATING AGENCY RESTRICTIONS......................    49
11. REDEMPTION......................................    50
12. LIQUIDATION RIGHTS..............................    56
13. MISCELLANEOUS...................................    57
PART II
1. ORDERS...........................................    59
2. SUBMISSION OF ORDERS BY BROKER-DEALERS
     TO AUCTION AGENT...............................    61
3. DETERMINATION OF SUFFICIENT CLEARING BIDS,
     WINNING BID RATE AND APPLICABLE RATE...........    64
4. ACCEPTANCE AND REJECTION OF SUBMITTED
     BIDS AND SUBMITTED SELL ORDERS AND
     ALLOCATION OF SHARES...........................    66
5. NOTIFICATION OF ALLOCATIONS......................    70
6. AUCTION AGENT....................................    70
7. TRANSFER OF SHARES OF ANY SERIES OF
   PREFERRED SHARES.................................    71
8. GLOBAL CERTIFICATE...............................    71
9. FORCE MAJEURE....................................    72
APPENDIX A   ALLIANCE NATIONAL MUNICIPAL
             INCOME FUND, INC.......................    A-1

                    APPENDIX B: BOND RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher upper grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds;

Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer-term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch, Inc. International Long-Term Credit Ratings

Investment Grade

         AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

         BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch, Inc. International Short-Term Credit Ratings

         F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C - High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D - Default. Denotes actual or imminent payment default.
Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'A' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Fund's securities, please refer to "The Fund's Investments - Investment
Objectives and Policies" in the Prospectus.

        APPENDIX C: FUTURES CONTRACTS AND RELATED OPTIONS

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.






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

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking


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

delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Funds are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Funds must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, the Fund that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.



















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